UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23380

Name of Fund:	BlackRock Credit Strategies Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Strategies Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 06/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Credit Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. Late in the period the Fed elaborated on their expected timeline, raising the likelihood of slower bond purchasing and the possibility of higher rates in 2023.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-caps and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term on credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	15.25%	40.79%
U.S. small cap equities (Russell 2000® Index)	17.54	62.03
International equities (MSCI Europe, Australasia, Far East Index)	8.83	32.35
Emerging market equities (MSCI Emerging Markets Index)	7.45	40.90
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.09
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.10)	(5.89)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.60)	(0.33)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	4.20
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.61	15.34
Past performance is not an indication of future results. Indexperformance is shown for illustrative purposes only. Youcannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2021	BlackRock Credit Strategies Fund

Investment Objective

BlackRock Credit Strategies Fund’s (the “Fund”) investment objective is to seek to provide high income and attractive risk-adjusted returns. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in fixed income securities, with an emphasis on public and private corporate credit.

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Net Asset Value — Institutional	$10.51	$10.41	0.96%	$10.55	$10.41
Net Asset Value — Class A	10.51	10.42	0.86	10.55	10.42

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2021 were as follows:

				Average Annual Total Returns(a)
				1 Year		Since Inception(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional(c)	4.59%	4.58%	3.91%	15.35%	N/A	8.37%	N/A
Class A(c)	3.85	3.84	3.44	14.40	11.53%	7.57	6.41%
Lipper General Bond Funds(d)	—	—	5.25	19.19	N/A	7.57	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on February 28, 2019.
(c)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date.
(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

N/A — Not applicable as share class and index do not have a sales charge.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to performance were led by the Fund’s exposure to private credit, as well as allocations to below investment grade categories including floating rate loan interests (“bank loans”) and collateralized loan obligations (“CLOs”), global high yield corporate bonds and emerging market debt. An allocation to preferred securities also aided the Fund’s return.

Detractors from performance included the Fund’s modest exposure to duration and corresponding interest rate sensitivity, as interest rates finished the period higher.

The Fund utilizes various derivatives positions as part of its investment strategy, including employing leverage, forward contracts to hedge foreign currency exposure of non-U.S. positions back to U.S. dollars, interest rate futures to adjust duration positioning tactically as needed, and credit default swaps to gain access to or to hedge broad market exposure. The use of derivatives over the period had a positive impact on performance.

The Fund employs leverage as part of its investment strategy, using the Fund’s additional cash to fund investments in credit assets. The use of leverage had a positive impact on performance as risk assets performed well over the period.

Describe recent portfolio activity.

Several changes were made to the Fund’s asset allocation over the period, including increased exposure to private credit given the attractive yields the sector offers in a low yield environment. The Fund reduced exposure to U.S. high yield corporate bonds over the period in favor of floating rate credit, specifically bank loans and CLOs. Lastly, the Fund increased its allocation to emerging markets in the form of Asian credit over the period.

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2021 (continued)	BlackRock Credit Strategies Fund

Describe portfolio positioning at period end.

At period end, the Fund was positioned for rising economic activity to be propelled by continued easing of lockdowns and resumption of business activities. Given expectations for central bank accommodation and the potential for higher inflation and interest rates, within public debt markets the Fund’s allocation to floating rate credit in the form of bank loans and CLOs was approximately 32% of assets, up from 19% at the start of the period. While remaining constructive on public credit markets, the Fund maintained a significant position of more than 40% of assets in direct lending opportunities with a focus on complex structures offering floating rates and incremental yield in a low-rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	06/30/21		12/31/20
Floating Rate Loan Interests.	48%		33%
Corporate Bonds.	41		54
Asset-Backed Securities	7		4
Preferred Securities	2		5
Investment Companies	1		4
Foreign Agency Obligations	1		—	(b)
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)(d)	06/30/21		12/31/20
AAA/Aaa	—%		—	% (b)
AA/Aa	—	(b)	—
A	3		2
BBB/Baa	11		12
BB/Ba	14		17
B	40		55
CCC/Caa	9		12
CC	—	(b)	—
C	—	(b)	—
N/R	23		2

(a)	Excludes short-term securities, options purchased and options written.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes short-term securities.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and servicing and distribution fee of 0.75% per year. A contingent deferred sales charge of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more. Class A Shares performance shown prior to the Class A Shares inception date of April 1, 2020 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class A Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, including sales charges and early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2021 and held through June 30, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges and early withdrawal fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example for Continuously Offered Closed-End Funds

	Actual				Hypothetical
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Including Interest Expense and Fees(a)	Excluding Interest Expense and Fees	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period(a)	Ending Account Value (12/31/21)	Expenses Paid During the Period	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,039.10	$11.43	$7.84	$1,000.00	$1,013.59	$11.28	$1,017.11	$7.74	2.26%	1.55%
Class A	1,000.00	1,034.40	15.08	11.50	1,000.00	1,009.97	14.90	1,013.49	11.36	2.99	2.28

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S F O R C O N T I N U O U S L Y O F F E R E D C L O S E D - E N D F U N D S	7

Schedule of Investments (unaudited) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AIG CLO LLC(a)(b)
Series 2020-1A, Class CR, (3 mo. LIBOR US + 2.00%), 2.15%, 04/15/34	USD	1,000	$1,000,000
Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.00%), 3.15%, 04/15/34		1,000	1,000,006
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class ER, (3 mo. EURIBOR + 6.45%), 6.45%, 04/15/34(a)	EUR	100	117,613
Aqueduct European CLO DAC, Series 2017-2X, Class E, (3 mo. EURIBOR + 4.40%), 4.40%, 10/15/30(a)		289	326,697
Ares LIII CLO Ltd., Series 2019-53A, Class D, (3 mo. LIBOR US + 3.75%), 3.93%, 04/24/31(a)(b)	USD	500	500,706
Ares XL CLO Ltd., Series 2016-40A, Class CR, (3 mo. LIBOR US + 3.40%), 3.58%, 01/15/29(a)(b)		500	500,147
Aurium CLO II DAC, Series 2X, Class ERR, (3 mo. EURIBOR + 6.08%), 0.48%, 06/22/34(a)(c)	EUR	100	116,204
Battalion CLO X Ltd., Series 2016-10A, Class BR2, (3 mo. LIBOR US + 2.05%), 2.23%, 01/25/35(a)(b)	USD	1,000	999,593
BBAM European CLO I DAC, Series 1X, Class ER, (3 mo. EURIBOR + 5.91%), 5.91%, 07/22/34(a)	EUR	100	117,389
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 3.39%, 04/20/32(a)(b)(d)	USD	1,000	1,003,900
CarVal CLO IV Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.25%), 1.00%, 07/20/34(a)(b)(c)		1,000	1,000,000
Cook Park CLO Ltd., Series 2018-1A, Class C, (3 mo. LIBOR US + 1.75%), 1.94%, 04/17/30(a)(b)		250	248,667
CVC Cordatus Loan Fund XX DAC, Series 20X, Class E, (3 mo. EURIBOR + 5.61%), 5.61%, 06/22/34(a)	EUR	100	115,035
Dryden 33 Senior Loan Fund, Series 2014-33A, Class DR3, (3 mo. LIBOR US + 3.65%), 3.83%, 04/15/29(a)(b)	USD	500	500,226
Elmwood CLO I Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 4.40%), 4.59%, 10/20/33(a)(b)		1,000	1,019,940
Elmwood CLO V Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.10%), 1.00%, 10/20/34(a)(b)(c) .		1,000	1,000,000
Flatiron CLO 21 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 2.90%), 3.05%, 07/19/34(a)(b)(d)		1,000	1,000,000
Greywolf CLO II Ltd., Series 2013-1A, Class B1RR, (3 mo. LIBOR US + 2.30%), 2.48%, 04/15/34(a)(b)		1,000	1,001,149
Greywolf CLO IV Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.65%), 3.84%, 04/17/34(a)(b)		500	501,756
Greywolf CLO V Ltd.(a)(b)
Series 2015-1A, Class BR, (3 mo. LIBOR US + 2.00%), 2.18%, 01/27/31.		500	499,587
Series 2015-1A, Class CR, (3 mo. LIBOR US + 3.00%), 3.18%, 01/27/31.		500	490,008
HalseyPoint CLO 4 Ltd., Series 2021-4A, Class C, (3 mo. LIBOR US + 2.15%), 2.28%, 04/20/34(a)(b)(c) .		750	750,000
Kayne CLO Ltd., Series 2019-5A, Class D, (3 mo. LIBOR US + 3.80%), 3.98%, 07/24/32(a)(b)		300	300,188
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class DR, (3 mo. LIBOR US + 2.90%), 3.09%, 10/17/27(a)(b)		1,000	998,520
North Westerly VII ESG CLO DAC, Series VII-X, Class E, (3 mo. EURIBOR + 5.66%), 5.66%, 05/15/34(a)	EUR	100	110,228

Security		Par (000)	Value

Asset-Backed Securities (continued)
Northwoods Capital 21 Euro DAC, Series 2020-21X, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 07/22/34(a)	EUR	100	$115,611
Northwoods Capital 23 Euro DAC, Series 2021-23X, Class E, (3 mo. EURIBOR + 6.21%), 6.21%, 03/15/34(a)		100	116,568
OCP Euro CLO DAC, Series 2019-3X, Class ER, (3 mo. EURIBOR + 6.02%), 6.02%, 04/20/33(a)		100	115,892
OHA Loan Funding Ltd., Series 2013-1A, Class DR2, (3 mo. LIBOR US + 3.05%), 3.22%, 07/23/31(a)(b)	USD	750	750,082
Regatta X Funding Ltd., Series 2017-3A, Class D, (3 mo. LIBOR US + 2.75%), 2.94%, 01/17/31(a)(b)		250	249,631
Signal Peak CLO 5 Ltd., Series 2018-5A, Class D, (3 mo. LIBOR US + 2.65%), 2.83%, 04/25/31(a)(b)		700	692,015
Signal Peak CLO 8 Ltd., Series 2018-8A, Class C, (3 mo. LIBOR US + 2.00%), 2.19%, 04/20/33(a)(b)		1,000	996,455
Sixth Street CLO XIX Ltd.(a)(b)(c)
Series 2021-19A, Class C, (3 mo. LIBOR US + 2.00%), 1.00%, 07/20/34.		500	500,000
Series 2021-19A, Class D, (3 mo. LIBOR US + 3.00%), 1.00%, 07/20/34.		1,000	1,000,000
TCW CLO Ltd.(a)(b)
(3 mo. LIBOR US + 3.88%), 3.99%, 03/18/34		1,000	1,008,026
Series 2017-1A, Class DR, (3 mo. LIBOR US + 3.15%), 3.33%, 07/29/29.		500	499,748
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.25%), 1.00%, 07/25/34(c)		1,000	1,000,000
TICP CLO V Ltd., Series 2016-5A, Class DR, (3 mo. LIBOR US + 3.15%), 3.34%, 07/17/31(a)(b)		500	500,145
TICP CLO VIII Ltd., Series 2017-8A, Class C, (3 mo. LIBOR US + 3.10%), 3.29%, 10/20/30(a)(b)		500	500,078
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32	GBP	100	167,378
Webster Park CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.90%), 3.09%, 07/20/30(a)(b)	USD	690	689,993
York CLO Ltd., Series 2020-1A, Class D1, (3 mo. LIBOR US + 4.50%), 4.69%, 04/20/32(a)(b)		500	502,150

Total Asset-Backed Securities — 8.8% (Cost: $24,487,334)			24,621,331

		Shares

Common Stocks

Banks — 0.1%
ABN AMRO Bank NV(b)(e)		2,003	24,271
Banco Bilbao Vizcaya Argentaria SA		7,452	46,225
Barclays PLC		11,400	27,053
ING Groep NV		3,406	45,212
Lloyds Banking Group PLC		22,541	14,581
Nordea Bank Abp		3,928	43,742
Societe Generale SA		1,060	31,356
UniCredit SpA		1,708	20,193

			252,633

Capital Markets — 0.1%
Credit Suisse Group AG, Registered Shares		8,880	92,955
UBS Group AG, Registered Shares		3,498	53,580

			146,535

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Construction & Engineering — 0.0%
McDermott International Ltd.(e)		2,158	$1,057

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA/Milano		79,357	42,095

Media — 0.0%
Telenet Group Holding NV		1,888	71,123

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(e)		41	1,236

Specialty Retail — 0.0%
NMG Parent LLC		78	9,724

Total Common Stocks — 0.2% (Cost: $542,031)			524,403

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.7%
Bombardier, Inc.(b)
7.50%, 12/01/24	USD	30	31,350
7.50%, 03/15/25		4	4,113
7.13%, 06/15/26		113	118,311
7.88%, 04/15/27		129	133,838
Safran SA, Series SAF, 0.00%, 04/01/28(f)(g)	EUR	129	279,127
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)	USD	84	89,250
SSL Robotics LLC, 9.75%, 12/31/23(b)		21	23,174
TransDigm, Inc.
8.00%, 12/15/25(b)		203	219,341
6.25%, 03/15/26(b)		644	679,420
6.38%, 06/15/26		25	25,899
7.50%, 03/15/27		16	17,020
4.63%, 01/15/29(b)		55	55,019
4.88%, 05/01/29(b)		53	53,504
Triumph Group, Inc., 8.88%, 06/01/24(b)		106	117,925

			1,847,291

Airlines — 1.6%
Air France-KLM, 3.88%, 07/01/26(c)	EUR	100	116,739
American Airlines, Inc., 11.75%, 07/15/25(b)	USD	165	207,075
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
5.50%, 04/20/26		90	95,287
5.75%, 04/20/29		178	192,177
Avianca Holdings SA, (10.00% Cash or 12.00% PIK), 12.15%, 11/10/21(h)		1,493	1,492,081
British Airways Pass Through Trust, Series 2020-1, Class A, 4.25%, 11/15/32(b)		213	229,617
Delta Air Lines, Inc., 7.00%, 05/01/25(b)		62	72,353
Finnair OYJ, 4.25%, 05/19/25	EUR	125	151,183
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(b)	USD	54	57,975
International Consolidated Airlines Group SA
2.75%, 03/25/25	EUR	200	237,152
3.75%, 03/25/29		200	237,743
Series IAG, 1.13%, 05/18/28(f)		400	451,586
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)	USD	179	197,079
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(b)		6	7,263

Security		Par (000)	Value

Airlines (continued)
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27	USD	525	$582,875
Series 2020-1, Class B, 4.88%, 07/15/27		78	82,328
United Airlines, Inc.(b)
4.38%, 04/15/26		75	77,639
4.63%, 04/15/29		75	77,625

			4,565,777

Auto Components — 0.4%
Clarios Global LP, 6.75%, 05/15/25(b)		45	47,924
Clarios Global LP/Clarios US Finance Co.(b)
6.25%, 05/15/26		180	191,756
8.50%, 05/15/27		550	599,610
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		63	67,882
Goodyear Tire & Rubber Co.
5.00%, 07/15/29(b)		23	24,081
5.25%, 07/15/31(b)		69	72,105
5.63%, 04/30/33		56	59,063
Meritor, Inc., 4.50%, 12/15/28(b)		13	13,179
Tenneco, Inc., 7.88%, 01/15/29(b)		10	11,294
Titan International, Inc., 7.00%, 04/30/28(b)		17	17,786
ZF Finance GmbH, 2.00%, 05/06/27	EUR	100	119,168

			1,223,848

Automobiles — 0.7%
Allison Transmission, Inc., 5.88%, 06/01/29(b)	USD	17	18,615
Asbury Automotive Group, Inc.
4.50%, 03/01/28		12	12,330
4.75%, 03/01/30		15	15,675
Carvana Co., 5.50%, 04/15/27(b)		57	58,866
Ford Motor Co., 4.75%, 01/15/43		16	17,000
General Motors Financial Co., Inc., 5.20%, 03/20/23		215	231,508
Jaguar Land Rover Automotive PLC
6.88%, 11/15/26	EUR	100	137,862
5.88%, 01/15/28(b)	USD	200	210,500
JMH Co. Ltd. Co., 2.50%, 04/09/31		250	253,441
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)		24	24,480
Kia Corp., 1.75%, 10/16/26		200	201,346
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)		39	39,975
Lithia Motors, Inc., 3.88%, 06/01/29(b)		23	23,841
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		18	17,955
Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)		350	395,164
TML Holdings Pte Ltd., 4.35%, 06/09/26		250	250,937

			1,909,495

Banks — 2.8%
ABQ Finance Ltd., 2.00%, 07/06/26(c)		250	248,105
Ahli United Sukuk Ltd., (5 year CMT + 3.01%), 3.88%(a)(i)		200	197,437
Banca Monte dei Paschi di Siena SpA 1.88%, 01/09/26	EUR	100	117,532
(5 year EUR Swap + 8.92%), 8.50%, 09/10/30(a)		100	108,793
Banco Bilbao Vizcaya Argentaria SA, Series., (5 year EUR Swap + 6.46%), 6.00%(a)(i)		200	270,873
Banco BPM SpA, (5 year EUR Swap + 3.17%), 2.88%, 06/29/31(a)		100	118,427
Banco de Sabadell SA, (5 year EUR Swap + 2.95%), 2.50%, 04/15/31(a)		200	238,478
Bangkok Bank PCL(a)
(5 year CMT + 1.90%), 3.73%, 09/25/34	USD	700	725,944
(5 year CMT + 4.73%), 5.00%(i)		231	243,676

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26	USD	430	$438,513
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80%(a)(i)		400	414,825
Bank of Communications Hong Kong Ltd., (5 year CMT + 1.4%), 2.30%, 07/08/31(a)(c)		250	249,425
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(a)(i)		500	538,219
Burgan Bank SAK, (5 year CMT + 2.23%), 2.75%, 12/15/31(a)		200	189,187
Cembra Money Bank AG, 0.00%, 07/09/26(f)(g)	CHF	200	222,210
CITIC Ltd., 3.88%, 02/28/27	USD	200	216,600
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(a)(i)	EUR	200	261,433
Credit Suisse Group Guernsey VII Ltd., Series BR, 3.00%, 11/12/21(b)(d)(f)	CHF	3	3,632
Emirates NBD Bank PJSC, (6 year USD Swap + 3.16%), 4.25%(a)(i)	USD	200	205,187
Intesa Sanpaolo SpA, 4.95%, 06/01/42(b)		555	574,716
Kasikornbank PCL, (5 year CMT + 1.70%), 3.34%, 10/02/31(a)		200	204,037
Kookmin Bank, (5 year CMT + 2.64%), 4.35%(a)(i)		200	211,100
Krung Thai Bank PCL/Cayman Islands, (5 year CMT + 3.53%), 4.40%(a)(i)		400	405,375
National Westminster Bank PLC(a)(i)
Series A, (6 mo. LIBOR US + 0.25%), 0.50%		10	9,938
Series B, (6 mo. LIBOR US + 0.25%), 0.50%		100	99,375
Shinhan Financial Group Co. Ltd., (5 year CMT + 2.06%), 2.88%(a)(i)		200	198,687
United Overseas Bank Ltd.(a)
(5 year CMT + 1.23%), 2.00%, 10/14/31		215	215,034
(5 year USD Swap + 1.79%), 3.88%(i)		200	207,100
Wells Fargo & Co., (5 year CMT + 3.45%), 3.90%(a)(i)		610	631,533

			7,765,391

Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49		175	240,597
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(h)		200	210,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27(b)		200	204,000
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		105	106,050
Triton Water Holdings, Inc., 6.25%, 04/01/29(b)		20	20,050
Trivium Packaging Finance BV(b)
5.50%, 08/15/26		200	210,140
8.50%, 08/15/27		354	384,869

			1,375,706

Biotechnology — 0.1%
Cidron Aida Finco Sarl
5.00%, 04/01/28	EUR	105	126,216
6.25%, 04/01/28	GBP	133	187,658

			313,874

Building Materials — 0.3%
APi Group DE, Inc., 4.13%, 07/15/29(b)	USD	24	23,865
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)		70	75,075
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)		65	67,356
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(b)		44	47,410
Griffon Corp., 5.75%, 03/01/28		17	18,063

Security		Par (000)	Value

Building Materials (continued)
HT Troplast GmbH, 9.25%, 07/15/25	EUR	192	$251,942
Patrick Industries, Inc., 4.75%, 05/01/29(b)	USD	11	10,931
PCF GmbH, 4.75%, 04/15/26.	EUR	100	120,979
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)	USD	99	104,940
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		34	36,123
Victors Merger Corp., 6.38%, 05/15/29(b)		35	35,262

			791,946

Building Products(b) — 0.2%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		37	38,407
Ambience Merger Sub, Inc., 7.13%, 07/15/29(c)		11	11,110
BCPE Ulysses Intermediate, Inc., (7.75% Cash or 8.50% PIK), 7.75%, 04/01/27(h)		29	29,725
Foundation Building Materials, Inc., 6.00%, 03/01/29		41	40,590
GYP Holdings III Corp., 4.63%, 05/01/29		40	40,150
LBM Acquisition LLC, 6.25%, 01/15/29(c)		100	100,770
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		124	129,855
SRS Distribution, Inc., 6.13%, 07/01/29		60	61,746
White Cap Buyer LLC, 6.88%, 10/15/28		74	79,198
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26(h)		45	46,560

			578,111

Capital Markets — 0.6%
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29(b)		16	16,445
Cerah Capital Ltd., 0.00%, 08/08/24(f)(g)		200	198,800
Charles Schwab Corp., (5 year CMT + 3.17%), 4.00%(a)(i)		350	364,875
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)		55	57,200
Dua Capital Ltd., 2.78%, 05/11/31		200	198,837
Hightower Holding LLC, 6.75%, 04/15/29(b)		16	16,320
Huarong Finance 2017 Co. Ltd., 4.75%, 04/27/27		200	139,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26		63	66,843
5.25%, 05/15/27		97	100,152
5.25%, 05/15/27(b)		47	48,527
Mirae Asset Securities Co. Ltd., 1.38%, 07/07/24(c)		200	199,764
NFP Corp.(b)
4.88%, 08/15/28		48	48,775
6.88%, 08/15/28		174	183,172
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)		33	34,444

			1,673,154

Chemicals — 0.7%
Bluestar Finance Holdings Co., (3 year CMT + 5.63%), 3.10%, 12/31/99(a)(c)		200	200,137
Chemours Co., 5.75%, 11/15/28(b)		20	21,395
HB Fuller Co., 4.25%, 10/15/28		17	17,570
Herens Midco Sarl, 5.25%, 05/15/29	EUR	100	116,042
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	USD	64	71,361
LG Chem Ltd.
3.63%, 04/15/29		200	220,475
2.38%, 07/07/31(c)		210	209,152
Minerals Technologies, Inc., 5.00%, 07/01/28(b)		33	34,310
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	100	128,506
Nobian Finance BV, 3.63%, 07/15/26(c)		100	118,172
PQ Corp., 5.75%, 12/15/25(b)	USD	481	493,626
SCIH Salt Holdings, Inc.(b)
4.88%, 05/01/28		57	56,993

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
SCIH Salt Holdings, Inc.(b) (continued) 6.63%, 05/01/29	USD	32	$32,080
Vedanta Resources Finance II PLC, 9.25%, 04/23/26		200	175,038

			1,894,857

Commercial Services & Supplies — 0.5%
ADT Security Corp., 4.88%, 07/15/32(b)		50	52,687
AMN Healthcare, Inc., 4.00%, 04/15/29(b)		16	16,113
APX Group, Inc., 6.75%, 02/15/27(b)		91	97,024
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(b)		23	23,949
EC Finance PLC, 2.38%, 11/15/22	EUR	100	116,796
Fortress Transportation & Infrastructure Investors LLC(b)
6.50%, 10/01/25	USD	16	16,620
9.75%, 08/01/27		8	9,250
5.50%, 05/01/28		58	60,393
Loxam SAS
4.25%, 04/15/24	EUR	200	239,190
3.75%, 07/15/26		100	121,184
5.75%, 07/15/27		100	123,318
Metis Merger Sub LLC, 6.50%, 05/15/29(b)	USD	38	37,424
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		66	68,888
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.75%, 04/15/26		10	11,047
6.25%, 01/15/28		94	99,992
TMS International Corp., 6.25%, 04/15/29(b)		19	19,950
Verisure Midholding AB, 5.25%, 02/15/29	EUR	145	176,662

			1,290,487

Communications Equipment(b) — 0.2%
Avaya, Inc., 6.13%, 09/15/28	USD	339	362,832
CommScope Technologies LLC
6.00%, 06/15/25		17	17,361
5.00%, 03/15/27		61	62,449
CommScope, Inc.
6.00%, 03/01/26		23	24,281
8.25%, 03/01/27		33	35,270
7.13%, 07/01/28		40	43,350
ViaSat, Inc., 6.50%, 07/15/28		94	100,247

			645,790

Construction & Engineering — 0.0%
SRS Distribution, Inc., 4.63%, 07/01/28(b)		76	77,710

Construction Materials — 0.3%
BCPE Empire Holdings, Inc., 7.63%, 05/01/27(b)		20	20,482
Core & Main LP, 6.13%, 08/15/25(b)		466	475,320
IAA, Inc., 5.50%, 06/15/27(b)		34	35,690
Li & Fung Ltd., 4.38%, 10/04/24		200	203,350
Williams Scotsman International, Inc., 4.63%, 08/15/28(b)		46	47,504
Winnebago Industries, Inc., 6.25%, 07/15/28(b)		27	29,093

			811,439

Consumer Discretionary — 0.6%
Carnival Corp.
11.50%, 04/01/23(b)		108	121,543
10.13%, 02/01/26	EUR	100	138,288
10.50%, 02/01/26(b)	USD	33	38,420
7.63%, 03/01/26	EUR	102	133,897
5.75%, 03/01/27(b)	USD	235	246,162

Security		Par (000)	Value

Consumer Discretionary (continued)
Carnival Corp. (continued)
9.88%, 08/01/27(b)	USD	42	$49,035
CoreLogic, Inc., 4.50%, 05/01/28(b)		79	78,309
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(b)		31	32,318
Life Time, Inc.(b)
5.75%, 01/15/26		55	56,994
8.00%, 04/15/26		42	44,761
NCL Corp. Ltd.(b)
10.25%, 02/01/26		18	20,925
5.88%, 03/15/26		46	48,185
NCL Finance Ltd., 6.13%, 03/15/28(b)		72	75,452
Nielsen Finance LLC/Nielsen Finance Co.(b)
5.63%, 10/01/28		69	72,870
5.88%, 10/01/30		173	188,297
4.75%, 07/15/31		30	30,075
Royal Caribbean Cruises Ltd.(b)
10.88%, 06/01/23		25	28,469
9.13%, 06/15/23		33	36,218
11.50%, 06/01/25		45	51,863
5.50%, 04/01/28		94	98,446
Viking Cruises Ltd., 7.00%, 02/15/29(b)		8	8,323
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		42	42,420

			1,641,270

Consumer Finance — 0.7%
Encore Capital Group, Inc.
4.88%, 10/15/25	EUR	200	250,490
4.25%, 06/01/28	GBP	100	138,330
Global Payments, Inc., 2.90%, 05/15/30	USD	265	276,094
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)		74	74,363
Muthoot Finance Ltd., 4.40%, 09/02/23		200	205,350
Navient Corp., 5.00%, 03/15/27		11	11,382
Nexi SpA, Series., 0.00%, 02/24/28(f)(g)	EUR	100	119,729
OneMain Finance Corp.
6.88%, 03/15/25	USD	29	32,729
6.63%, 01/15/28		35	40,123
5.38%, 11/15/29		7	7,614
Sabre GLBL, Inc.(b)
9.25%, 04/15/25		69	82,029
7.38%, 09/01/25		27	29,363
Verscend Escrow Corp., 9.75%, 08/15/26(b)		618	651,218

			1,918,814

Containers & Packaging(b) — 0.1%
Graham Packaging Co., Inc., 7.13%, 08/15/28		17	18,317
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28		32	33,280
Intertape Polymer Group, Inc., 4.38%, 06/15/29		24	24,337
LABL Escrow Issuer LLC
6.75%, 07/15/26		57	60,804
10.50%, 07/15/27		36	39,690

			176,428

Diversified Consumer Services — 0.9%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26		448	474,983
9.75%, 07/15/27		473	520,891

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Consumer Services (continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
3.63%, 06/01/28	EUR	100	$117,615
4.63%, 06/01/28(b)	USD	200	200,157
4.88%, 06/01/28	GBP	100	137,237
Ascend Learning LLC, 6.88%, 08/01/25(b)	USD	418	425,828
Clarivate Science Holdings Corp.(b)
3.88%, 06/30/28		66	66,601
4.88%, 06/30/29		90	92,362
Garda World Security Corp., 9.50%, 11/01/27(b)		76	84,170
Rekeep SpA, 7.25%, 02/01/26	EUR	215	274,388

			2,394,232

Diversified Financial Services — 1.7%
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	139,197
Barclays PLC(a)
(1 year CMT + 1.70%), 3.81%, 03/10/42	USD	353	372,409
(5 year UK Government Bond + 6.02%), 6.38%(i)	GBP	200	309,490
Central Garden & Pet Co., 4.13%, 04/30/31(b)	USD	35	35,394
China Development Bank Financial Leasing Co. Ltd., (5 year CMT + 2.75%), 2.88%, 09/28/30(a)		200	202,708
Citigroup, Inc., Series W, (5 year CMT + 3.60%), 4.00%(a)(i)		325	335,969
CMHI Finance BVI Co. Ltd., (U.S. Treasury Yield Curve Rate T-Note Contant Maturity + 6.35%), 3.50%(a)(i)		200	204,287
Credit Suisse Group AG, (SOFR + 1.73%), 3.09%, 05/14/32(a)(b)		250	257,563
Fairstone Financial, Inc., 7.88%, 07/15/24(b)		12	12,510
Garfunkelux Holdco 3 SA
6.75%, 11/01/25	EUR	200	246,994
7.75%, 11/01/25	GBP	100	144,002
GE Capital Funding LLC, 4.40%, 05/15/30	USD	400	466,133
GE Capital International Funding Co., 4.42%, 11/15/35		262	314,002
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(h)		69	69,068
HSE Finance Sarl, 5.63%, 10/15/26	EUR	100	121,907
Intrum AB, 3.00%, 09/15/27		200	234,416
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/29(b)	USD	24	24,000
Manappuram Finance Ltd., 5.90%, 01/13/23		200	206,350
MAR Sukuk Ltd., 2.21%, 09/02/25		200	204,662
MDGH GMTN RSC Ltd., 3.40%, 06/07/51		200	209,500
Power Finance Corp. Ltd., 6.15%, 12/06/28		200	236,975
Shriram Transport Finance Co. Ltd., 5.10%, 07/16/23		400	405,200
Spectrum Brands, Inc.(b)
5.00%, 10/01/29		22	23,320
5.50%, 07/15/30		13	14,007
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/26(b)		42	43,852

			4,833,915

Diversified Telecommunication Services — 1.4%
Cincinnati Bell, Inc.(b)
7.00%, 07/15/24		13	13,341
8.00%, 10/15/25		18	18,923
Consolidated Communications, Inc., 6.50%, 10/01/28(b)		146	157,059
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)		90	92,949

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Lumen Technologies, Inc.
5.13%, 12/15/26(b)	USD	160	$166,200
5.38%, 06/15/29(b)		78	79,122
Series P, 7.60%, 09/15/39		31	35,263
Series U, 7.65%, 03/15/42		73	81,942
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(h)		134	137,430
Ooredoo International Finance Ltd., 2.63%, 04/08/31		200	201,937
SoftBank Group Corp.
2.37%, 07/06/24	EUR	100	118,575
3.13%, 09/19/25		300	366,397
3.13%, 01/06/27		100	118,575
3.63%, 07/06/29		100	118,575
4.00%, 09/19/29		100	125,035
(5 year USD ICE Swap + 4.23%), 6.00%(a)(i)	USD	200	202,020
Sprint Capital Corp.
6.88%, 11/15/28.		21	26,933
8.75%, 03/15/32		79	120,080
Switch Ltd., 4.13%, 06/15/29(b)		36	36,945
Telecom Italia Capital SA
6.38%, 11/15/33		63	75,128
7.20%, 07/18/36		36	46,440
7.72%, 06/04/38		2	2,727
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	100	173,664
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)	USD	62	61,845
Verizon Communications, Inc.
2.88%, 11/20/50.		150	142,488
3.70%, 03/22/61		447	478,763
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27		236	234,376
6.13%, 03/01/28		350	357,437

			3,790,169

Electric Utilities — 0.4%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30		200	200,413
Pacific Gas and Electric Co., 4.20%, 06/01/41		310	305,419
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.38%, 01/25/29		300	348,750
PG&E Corp., 5.25%, 07/01/30		48	48,456
Pike Corp., 5.50%, 09/01/28(b)		33	34,320
Public Power Corp SA, 3.88%, 03/30/26	EUR	100	123,911

			1,061,269

Electrical Equipment — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26(b)	USD	56	58,661
GrafTech Finance, Inc., 4.63%, 12/15/28(b)		29	29,761
Pearl Holding III Ltd., 9.50%, 12/11/22		200	74,163

			162,585

Electronic Equipment, Instruments & Components(b) — 0.1%
Brightstar Escrow Corp., 9.75%, 10/15/25		15	16,144
Energizer Holdings, Inc., 4.75%, 06/15/28		52	53,287
Imola Merger Corp., 4.75%, 05/15/29		108	111,105

			180,536

Energy Equipment & Services — 0.3%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		45	47,756
6.25%, 04/01/28		81	84,557
CGG SA, 7.75%, 04/01/27	EUR	103	126,590

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services (continued)
TechnipFMC PLC, 6.50%, 02/01/26(b)	USD	67	$72,344
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		6	6,285
6.88%, 09/01/27		416	444,405

			781,937

Environmental, Maintenance, & Security Service — 0.2%
Covanta Holding Corp., 5.00%, 09/01/30		27	28,350
GFL Environmental, Inc.(b)
5.13%, 12/15/26		193	204,179
4.75%, 06/15/29		68	70,604
Tervita Corp., 11.00%, 12/01/25(b)		29	32,472
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		118	121,806

			457,411

Equity Real Estate Investment Trusts (REITs) — 0.3%
Crown Castle International Corp., 3.30%, 07/01/30		105	112,486
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(b)		29	29,612
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26(b)		28	28,210
Iron Mountain, Inc.(b)
5.25%, 07/15/30		72	76,218
5.63%, 07/15/32		46	49,235
LMIRT Capital Pte Ltd., 7.25%, 06/19/24		200	208,290
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		89	91,407
4.50%, 02/15/29(b)		15	15,012
Service Properties Trust
4.50%, 06/15/23		10	10,250
4.35%, 10/01/24		8	8,056
7.50%, 09/15/25		48	54,346
5.50%, 12/15/27		22	23,479
XHR LP, 4.88%, 06/01/29(b)		11	11,358

			717,959

Food & Staples Retailing — 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
5.88%, 02/15/28		38	40,941
4.88%, 02/15/30		72	76,789
Casino Guichard Perrachon SA
3.58%, 02/07/25	EUR	100	115,467
5.25%, 04/15/27		100	121,243
Iceland Bondco PLC, 4.38%, 05/15/28	GBP	100	130,158
Indofood CBP Sukses Makmur Tbk PT, 3.40%, 06/09/31	USD	200	202,459
Ingles Markets, Inc., 4.00%, 06/15/31(b)		6	5,993
Kraft Heinz Foods Co.
4.38%, 06/01/46		5	5,666
4.88%, 10/01/49		257	311,985
5.50%, 06/01/50		235	304,972
Post Holdings, Inc.(b)
4.63%, 04/15/30		33	33,555
4.50%, 09/15/31		75	74,876
Premier Foods Finance PLC, 3.50%, 10/15/26	GBP	100	138,330
TreeHouse Foods, Inc., 4.00%, 09/01/28	USD	19	18,858

Security		Par (000)	Value

Food & Staples Retailing (continued)
United Natural Foods, Inc., 6.75%, 10/15/28(b)	USD	15	$16,142
US Foods, Inc., 4.75%, 02/15/29(b)		65	66,300

			1,663,734

Food Products — 0.3%
Aramark Services, Inc.(b)
5.00%, 04/01/25		133	136,325
5.00%, 02/01/28		13	13,614
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(b)		139	144,617
CP Foods Capital Ltd., 0.50%, 06/18/25(f)		200	201,400
Knight Castle Investments Ltd., 7.99%, 01/23/21(e)(j)		300	210,000
Picard Groupe SAS, 3.88%, 07/01/26(c)	EUR	100	118,575
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(b)	USD	57	57,495

			882,026

Gas Utilities(b) — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31		30	30,713
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29		10	10,300

			41,013

Health Care Equipment & Supplies(b) — 0.2%
Avantor Funding, Inc., 4.63%, 07/15/28		98	103,465
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
7.38%, 06/01/25		102	109,523
7.25%, 02/01/28		236	257,771

			470,759

Health Care Providers & Services — 0.8%
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		41	43,768
5.00%, 04/15/29		23	23,987
AdaptHealth LLC(b)
6.13%, 08/01/28		29	30,882
4.63%, 08/01/29		16	16,200
AHP Health Partners, Inc.(b)
9.75%, 07/15/26		43	46,259
5.75%, 07/15/29(c)		50	50,688
CHS/Community Health Systems, Inc.(b)
6.63%, 02/15/25		119	125,841
8.00%, 03/15/26		223	240,282
5.63%, 03/15/27		144	153,720
6.00%, 01/15/29		116	124,120
6.88%, 04/15/29		44	46,045
6.13%, 04/01/30		59	59,885
DaVita, Inc., 4.63%, 06/01/30(b)		28	28,790
Encompass Health Corp.
4.50%, 02/01/28		7	7,262
4.75%, 02/01/30		10	10,625
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25		38	40,495
4.38%, 02/15/27		39	39,468
LifePoint Health, Inc., 5.38%, 01/15/29(b)		47	45,825
ModivCare, Inc., 5.88%, 11/15/25(b)		16	17,120
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		83	89,854

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)	USD	9	$9,686
Surgery Center Holdings, Inc.(b)
6.75%, 07/01/25		369	376,380
10.00%, 04/15/27		62	68,045
Tenet Healthcare Corp.(b)
4.88%, 01/01/26		39	40,451
6.25%, 02/01/27		116	121,075
5.13%, 11/01/27		139	145,776
4.63%, 06/15/28		17	17,496
6.13%, 10/01/28		80	85,251
4.25%, 06/01/29		53	53,663
Vizient, Inc., 6.25%, 05/15/27(b)		47	49,703

			2,208,642

Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)		416	422,760
Chrome Holdco SASU, 5.00%, 05/31/29	EUR	100	121,391
Mednax, Inc., 6.25%, 01/15/27(b)	USD	50	52,938
US Acute Care Solutions LLC, 6.38%, 03/01/26(b)		7	7,233

			604,322

Healthcare — 0.0%
Akumin, Inc., 7.00%, 11/01/25(b)		19	19,726

Hotels, Restaurants & Leisure — 2.6%
Accor SA, 0.70%, 12/07/27(f)	EUR	132	81,834
Affinity Gaming, 6.88%, 12/15/27(b)	USD	26	27,593
Boyd Gaming Corp.
8.63%, 06/01/25(b)		39	42,992
4.75%, 12/01/27		35	36,225
4.75%, 06/15/31(b)		64	66,400
Boyne USA, Inc., 4.75%, 05/15/29(b)		41	42,301
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		198	209,880
8.13%, 07/01/27		176	195,747
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		92	96,945
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(b)		18	17,753
CCM Merger, Inc., 6.38%, 05/01/26(b)		30	31,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(b)
5.50%, 05/01/25		83	86,631
6.50%, 10/01/28		10	10,775
Champion Path Holdings Ltd.
4.50%, 01/27/26		200	208,000
4.85%, 01/27/28		200	208,475
Churchill Downs, Inc., 4.75%, 01/15/28(b)		122	126,235
Cirsa Finance International Sarl, 6.25%, 12/20/23	EUR	200	240,518
Codere Finance 2 Luxembourg SA
10.75%, 09/30/23		20	25,363
(4.50% Cash or 6.25% PIK), 10.75%, 11/01/23(e)(h)(j)		103	88,790
Codere Finance Luxembourg SA, 10.75%, 09/30/23(k)		130	163,397
CPUK Finance Ltd., 4.88%, 02/28/47	GBP	200	279,947
Everi Holdings, Inc., 5.00%, 07/15/29(b)(c)	USD	9	9,000
Fortune Star BVI Ltd.
6.85%, 07/02/24		200	213,187
5.95%, 10/19/25		600	630,675
5.00%, 05/18/26		352	356,290
Full House Resorts, Inc., 8.25%, 02/15/28(b)		11	11,990

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Gamma Bidco SpA, 5.13%, 07/15/25	EUR	120	$146,758
Gohl Capital Ltd., 4.25%, 01/24/27	USD	200	210,225
Golden Nugget, Inc., 6.75%, 10/15/24(b)		194	195,983
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 4.88%, 07/01/31(b)		7	6,982
International Game Technology PLC, 3.50%, 06/15/26	EUR	200	242,842
Marriott International, Inc., Series EE, 5.75%, 05/01/25	USD	75	86,572
Marriott Ownership Resorts, Inc., 4.50%, 06/15/29(b)		27	27,371
Melco Resorts Finance Ltd., 5.25%, 04/26/26		200	207,537
MGM China Holdings Ltd., 5.88%, 05/15/26		200	209,537
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		46	46,058
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)		45	48,330
Penn National Gaming, Inc., 4.13%, 07/01/29(b)(c)		23	22,971
Playtika Holding Corp., 4.25%, 03/15/29(b)		83	82,943
Powdr Corp., 6.00%, 08/01/25(b)		45	47,250
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(b)		31	31,433
Sands China Ltd., 5.13%, 08/08/25		200	222,950
Scientific Games International, Inc.(b)
8.63%, 07/01/25		40	43,800
8.25%, 03/15/26		42	45,044
7.00%, 05/15/28		40	43,688
7.25%, 11/15/29		33	37,224
SeaWorld Parks & Entertainment, Inc., 9.50%, 08/01/25(b)		22	23,595
Sisal Group SpA, 7.00%, 07/31/23	EUR	69	82,058
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)	USD	152	163,810
Station Casinos LLC, 4.50%, 02/15/28(b)		29	29,494
Stonegate Pub Co. Financing PLC
8.00%, 07/13/25	GBP	340	486,877
8.25%, 07/31/25		100	144,555
Studio City Finance Ltd., 5.00%, 01/15/29(b)	USD	200	201,796
Travel + Leisure Co., 6.63%, 07/31/26(b)		27	30,591
Vail Resorts, Inc., 6.25%, 05/15/25(b)		31	33,182
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		14	14,535
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		36	38,668
Wynn Macau Ltd.
4.88%, 10/01/24		200	202,787
5.50%, 01/15/26		200	208,912
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
7.75%, 04/15/25		41	44,178
5.13%, 10/01/29		87	91,894

			7,310,873

Household Durables — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28(b)		10	10,650
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(b)
5.00%, 06/15/29		37	37,278
4.88%, 02/15/30		76	75,263
Diebold Nixdorf, Inc., 9.38%, 07/15/25(b)		20	22,175
GLP China Holdings Ltd., 2.95%, 03/29/26		200	202,352
Installed Building Products, Inc., 5.75%, 02/01/28(b)		18	18,945
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		82	86,920
KB Home, 4.00%, 06/15/31		17	17,149

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
LGI Homes, Inc., 4.00%, 07/15/29(b)	USD	14	$14,070
Mattamy Group Corp.(b)
5.25%, 12/15/27		20	20,900
4.63%, 03/01/30		37	37,795
Modern Land China Co. Ltd.
12.85%, 10/25/21		200	200,500
11.80%, 02/26/22		200	196,600
9.80%, 04/11/23		400	360,825
NCR Corp.(b)
5.75%, 09/01/27		4	4,233
5.00%, 10/01/28		21	21,715
5.13%, 04/15/29		41	42,281
6.13%, 09/01/29		36	39,240
5.25%, 10/01/30		22	22,825
New Home Co., Inc., 7.25%, 10/15/25(b)		12	12,716
Tri Pointe Homes, Inc., 5.70%, 06/15/28		11	12,128

			1,456,560

Household Products — 0.0%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(b)		37	37,555

Independent Power and Renewable Electricity Producers — 0.8%
Calpine Corp.(b)
5.13%, 03/15/28		95	96,663
4.63%, 02/01/29		44	43,258
5.00%, 02/01/31		158	157,210
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)		31	32,511
Contemporary Ruiding Development Ltd., 1.88%, 09/17/25		200	199,920
Greenko Dutch BV, 3.85%, 03/29/26		650	666,250
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		400	430,950
ReNew Power Pvt Ltd., 5.88%, 03/05/27		400	425,950
ReNew Power Synthetic, 6.67%, 03/12/24		200	209,912

			2,262,624

Insurance — 0.8%
AIA Group Ltd., (5 year CMT + 1.76%), 2.70%(a)(i)		200	202,688
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(b)		566	594,843
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(a)(i)		200	215,600
AssuredPartners, Inc., 5.63%, 01/15/29(b)		56	56,000
BroadStreet Partners, Inc., 5.88%, 04/15/29(b)		34	34,680
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	100	145,765
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	38	40,470
HUB International Ltd., 7.00%, 05/01/26(b)		294	304,905
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%), 3.63%, 05/23/59(a)	EUR	100	123,471
QBE Insurance Group Ltd., (10 year USD ICE Swap Rate + 4.40%), 5.88%, 06/17/46(a)	USD	200	221,630
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		200	192,350

			2,132,402

Interactive Media & Services — 0.3%
21Vianet Group, Inc., 7.88%, 10/15/21		400	399,700
Arches Buyer, Inc.(b)
4.25%, 06/01/28		23	22,741
6.13%, 12/01/28		8	8,240

Security		Par (000)	Value

Interactive Media & Services (continued)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(b)
6.00%, 02/15/28	USD	48	$48,105
10.75%, 06/01/28		19	21,375
United Group BV, 4.00%, 11/15/27	EUR	200	235,466
Weibo Corp., 3.50%, 07/05/24	USD	200	210,538

			946,165

Internet & Direct Marketing Retail — 0.1%
JD.com, Inc., 3.88%, 04/29/26		200	219,850

Internet Software & Services — 0.2%
Baozun, Inc., 1.63%, 05/01/24(f)		103	103,837
Endure Digital, Inc., 6.00%, 02/15/29(b)		32	31,680
Expedia Group, Inc.
6.25%, 05/01/25(b)		137	159,366
2.95%, 03/15/31		165	167,197
Uber Technologies, Inc.(b)
8.00%, 11/01/26		64	68,960
7.50%, 09/15/27		84	92,314
6.25%, 01/15/28		38	40,896

			664,250

IT Services — 0.6%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		26	26,898
Austin BidCo, Inc., 7.13%, 12/15/28(b)		15	15,370
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		539	567,297
Booz Allen Hamilton, Inc., 4.00%, 07/01/29(b)		60	61,350
Centurion Bidco SpA, 5.88%, 09/30/26	EUR	312	386,355
Dun & Bradstreet Corp.(b)
6.88%, 08/15/26	USD	73	77,380
10.25%, 02/15/27		55	60,733
La Financiere Atalian SASU
4.00%, 05/15/24	EUR	100	117,744
5.13%, 05/15/25		100	119,168
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)	USD	89	91,225
Science Applications International Corp., 4.88%, 04/01/28(b)		42	44,047
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.(b)
5.75%, 06/01/25		39	41,048
6.75%, 06/01/25		132	134,228
Unisys Corp., 6.88%, 11/01/27(b)		18	19,671
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		45	44,719

			1,807,233

Leisure Products — 0.0%
Mattel, Inc.
6.75%, 12/31/25(b)		28	29,420
6.20%, 10/01/40		22	27,115
5.45%, 11/01/41		32	36,880

			93,415

Machinery — 0.4%
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(h)		23	24,955
Madison IAQ LLC(b)
4.13%, 06/30/28		17	17,170
5.88%, 06/30/29		64	65,120
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	119,381

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery (continued)
Terex Corp., 5.00%, 05/15/29(b)	USD	42	$43,785
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)		256	265,280
TK Elevator Midco GmbH, 4.38%, 07/15/27	EUR	315	390,062
TK Elevator US Newco Inc., 5.25%, 07/15/27(b)	USD	265	279,244

			1,204,997

Media — 3.0%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(b)		25	26,313
Altice Financing SA
7.50%, 05/15/26(b)		206	214,508
3.00%, 01/15/28	EUR	100	112,726
Altice Finco SA, 4.75%, 01/15/28		100	115,839
Altice France Holding SA
8.00%, 05/15/27		100	127,919
10.50%, 05/15/27(b)	USD	300	333,375
AMC Networks, Inc., 4.25%, 02/15/29		26	26,228
Banijay Group SAS, 6.50%, 03/01/26	EUR	200	244,798
Block Communications, Inc., 4.88%, 03/01/28(b)	USD	6	6,120
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%, 08/15/30(b)		80	83,297
4.25%, 02/01/31(b)		91	92,706
4.50%, 05/01/32		147	152,329
4.50%, 06/01/33(b)		64	65,489
Cengage Learning, Inc., 9.50%, 06/15/24(b)(l)		1,000	1,023,750
Charter Communications Operating LLC/Charter Communications Operating Capital
5.75%, 04/01/48		200	254,548
3.70%, 04/01/51		105	103,852
4.40%, 12/01/61		600	644,691
Cinemark USA, Inc.(b)
5.88%, 03/15/26		20	20,929
5.25%, 07/15/28		21	21,525
Clear Channel Outdoor Holdings, Inc.(b)
7.75%, 04/15/28		105	109,990
7.50%, 06/01/29		123	127,346
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)		194	198,893
Comcast Corp.
3.75%, 04/01/40		110	124,001
4.70%, 10/15/48		40	51,567
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)		585	618,637
CSC Holdings LLC, 5.75%, 01/15/30(b)		200	207,750
DISH DBS Corp.
7.75%, 07/01/26		74	83,805
5.13%, 06/01/29(b)		134	132,316
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27		89	95,341
5.00%, 05/01/28		62	64,097
6.75%, 05/01/29		119	126,529
Globe Telecom, Inc., 2.50%, 07/23/30		200	191,500
iHeartCommunications, Inc., 8.38%, 05/01/27		6	6,784
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		200	215,540
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(h)		76	74,564
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)		12	12,615
Live Nation Entertainment, Inc.(b)
4.88%, 11/01/24		6	6,096

Security		Par (000)	Value

Media (continued)
Live Nation Entertainment, Inc.(b) (continued)
6.50%, 05/15/27	USD	232	$257,474
4.75%, 10/15/27		14	14,508
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(i)		200	213,500
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(b)		15	15,531
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26		65	67,275
6.50%, 09/15/28		273	286,827
Scripps Escrow II, Inc., 5.38%, 01/15/31(b)		36	35,886
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)		31	30,457
Sirius XM Radio, Inc., 4.00%, 07/15/28(b)		97	99,910
Summer BC Holdco A Sarl, 9.25%, 10/31/27	EUR	180	231,581
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(h)		105	126,708
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)	USD	44	42,460
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		205	221,656
Univision Communications, Inc., 6.63%, 06/01/27(b)		63	68,264
UPC Holding BV, 3.88%, 06/15/29	EUR	100	120,129
UPCB Finance VII Ltd., 3.63%, 06/15/29		200	242,146
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	100	140,405
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)	USD	200	204,000

			8,537,030

Metals & Mining — 1.7%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24		200	215,662
Allegheny Technologies, Inc., 7.88%, 08/15/23		10	10,963
Arconic Corp., 6.13%, 02/15/28(b)		40	42,909
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		269	296,236
Constellium SE, 5.88%, 02/15/26(b)		408	420,118
Freeport-McMoRan, Inc.
5.40%, 11/14/34		4	4,831
5.45%, 03/15/43		256	312,914
Glencore Funding LLC, Series GLEN, 0.00%, 03/27/25(f)(g)		200	194,660
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(b)		23	25,530
JSW Steel Ltd., 5.38%, 04/04/25		200	212,913
Kaiser Aluminum Corp.(b)
4.63%, 03/01/28		3	3,099
4.50%, 06/01/31		23	23,587
KME SE, 6.75%, 02/01/23	EUR	200	219,364
Minmetals Bounteous Finance BVI Ltd., 4.20%, 07/27/26	USD	200	219,912
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24		800	738,400
New Gold, Inc.(b)
6.38%, 05/15/25		9	9,293
7.50%, 07/15/27		100	108,500
Novelis Corp.(b)
5.88%, 09/30/26		78	81,140
4.75%, 01/30/30		147	154,350
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29	EUR	100	121,575
Periama Holdings LLC, 5.95%, 04/19/26	USD	200	217,100
United States Steel Corp.
6.25%, 03/15/26		3	3,092
6.88%, 03/01/29		50	53,500
Vedanta Resources Finance II PLC
8.00%, 04/23/23		425	401,970

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Vedanta Resources Finance II PLC (continued)
13.88%, 01/21/24	USD	500	$543,500
8.95%, 03/11/25		200	196,000

			4,831,118

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 06/15/29(b)		31	30,569

Multi-line Retail — 0.3%
Dufry One BV
2.50%, 10/15/24	EUR	100	118,007
0.75%, 03/30/26(f)	CHF	400	425,048
Future Retail Ltd., 5.60%, 01/22/25	USD	250	183,953
Macy’s, Inc., 8.38%, 06/15/25(b)		69	75,983
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)		86	91,805
Victoria’s Secret & Co., 4.63%, 07/15/29(c)		23	23,000

			917,796

Multi-Utilities — 0.1%
China Oil & Gas Group Ltd., 4.70%, 06/30/26		200	203,250

Oil, Gas & Consumable Fuels — 4.6%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)		97	105,022
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
7.88%, 05/15/26		76	84,938
5.75%, 03/01/27		32	33,280
5.75%, 01/15/28		6	6,314
5.38%, 06/15/29		37	38,572
Antero Resources Corp.(b)
7.63%, 02/01/29		53	58,830
5.38%, 03/01/30		32	32,660
Apache Corp.
4.88%, 11/15/27		40	43,320
4.38%, 10/15/28		6	6,387
4.25%, 01/15/30		34	35,870
5.10%, 09/01/40		26	27,235
5.25%, 02/01/42		14	14,805
4.75%, 04/15/43		58	60,303
4.25%, 01/15/44		8	7,817
5.35%, 07/01/49		11	11,578
Arcosa, Inc., 4.38%, 04/15/29(b)		68	69,190
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		56	77,400
8.25%, 12/31/28		24	26,400
5.88%, 06/30/29		67	67,000
Baytex Energy Corp., 8.75%, 04/01/27(b)		11	11,083
BP Capital Markets PLC, Series BP, 1.00%, 04/28/23(f)	GBP	100	142,281
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)	USD	242	246,049
Buckeye Partners LP
4.13%, 03/01/25(b)		5	5,181
5.85%, 11/15/43		28	27,790
5.60%, 10/15/44		33	32,010
Callon Petroleum Co.
6.25%, 04/15/23		5	5,006
6.13%, 10/01/24		19	18,730
9.00%, 04/01/25(b)		102	111,180

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Co. (continued)
8.00%, 08/01/28(b)(c)	USD	94	$95,057
Cellnex Telecom SA(f)
Series CLNX, 0.50%, 07/05/28	EUR	100	161,713
Series CLNX, 0.75%, 11/20/31		600	695,087
Centennial Resource Production LLC, 6.88%, 04/01/27(b)	USD	30	30,678
Chesapeake Energy Corp.(b)
5.50%, 02/01/26		4	4,220
5.88%, 02/01/29		14	15,154
Citgo Holding, Inc., 9.25%, 08/01/24(b)		1,000	1,020,000
CITGO Petroleum Corp.(b)
7.00%, 06/15/25		54	56,272
6.38%, 06/15/26		51	53,167
CNX Resources Corp., 6.00%, 01/15/29(b)		48	51,899
Colgate Energy Partners III LLC(b)
7.75%, 02/15/26		25	27,406
5.88%, 07/01/29		53	54,987
Comstock Resources, Inc.(b)
7.50%, 05/15/25		9	9,338
6.75%, 03/01/29		113	120,371
5.88%, 01/15/30		47	47,940
Continental Resources, Inc.
5.75%, 01/15/31(b)		31	37,122
4.90%, 06/01/44		16	18,120
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		154	159,390
DCP Midstream Operating LP, 6.75%, 09/15/37(b)		86	103,415
Diamondback Energy, Inc., 4.75%, 05/31/25		125	140,743
DT Midstream, Inc.(b)
4.13%, 06/15/29		75	76,150
4.38%, 06/15/31		91	92,983
Dycom Industries, Inc., 4.50%, 04/15/29(b)		22	22,191
eG Global Finance PLC, 6.25%, 10/30/25	EUR	342	415,259
Endeavor Energy Resources LP/EER Finance, Inc., 5.50%, 01/30/26(b)	USD	26	27,008
Energy Transfer LP
5.40%, 10/01/47		150	177,712
Series G, (5 year CMT + 5.31%), 7.13%(a)(i)		159	164,167
Series H, (5 year CMT + 5.69%), 6.50%(a)(i)		281	286,479
EnLink Midstream LLC, 5.63%, 01/15/28(b)		37	39,086
EnLink Midstream Partners LP
5.60%, 04/01/44		21	19,005
5.05%, 04/01/45		5	4,300
EQM Midstream Partners LP
6.00%, 07/01/25(b)		52	56,550
4.13%, 12/01/26		14	14,333
6.50%, 07/01/27(b)		40	44,600
EQT Corp.
3.90%, 10/01/27		11	11,784
8.50%, 02/01/30		3	3,909
3.63%, 05/15/31(b)		9	9,383
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 09/30/40		200	197,500
Genesis Energy LP/Genesis Energy Finance Corp.
8.00%, 01/15/27		36	37,822
7.75%, 02/01/28		21	21,702
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(b)		2	1,990
Harvest Midstream I LP, 7.50%, 09/01/28(b)		26	28,236

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Hess Corp., 5.80%, 04/01/47	USD	248	$323,151
Hess Midstream Operations LP, 5.13%, 06/15/28(b)		11	11,536
Hilcorp Energy I LP/Hilcorp Finance Co.(b)
5.75%, 02/01/29		24	25,020
6.00%, 02/01/31		24	25,440
Hilong Holding Ltd., 9.75%, 11/18/24		414	364,320
Independence Energy Finance LLC, 7.25%, 05/01/26(b)		73	76,662
Indigo Natural Resources LLC, 5.38%, 02/01/29(b)		94	98,230
ITT Holdings LLC, 6.50%, 08/01/29(b)(c)		61	62,144
MasTec, Inc., 4.50%, 08/15/28(b)		34	35,796
Matador Resources Co., 5.88%, 09/15/26		128	131,840
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26		200	217,787
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25		250	262,078
MEG Energy Corp., 5.88%, 02/01/29(b)		23	23,978
Murphy Oil Corp., 6.38%, 12/01/42		2	1,981
Murphy Oil USA, Inc., 4.75%, 09/15/29		24	25,253
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		400	410,680
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/28(b)		12	13,440
New Fortress Energy, Inc.(b)
6.75%, 09/15/25		202	206,797
6.50%, 09/30/26		245	250,341
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)		1,078	1,131,900
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		74	105,857
Northern Oil and Gas, Inc., 8.13%, 03/01/28(b)		105	113,137
NuStar Logistics LP
5.75%, 10/01/25		20	21,750
6.38%, 10/01/30		5	5,525
Occidental Petroleum Corp.
2.70%, 02/15/23		19	19,422
6.95%, 07/01/24		14	15,771
2.90%, 08/15/24		42	42,945
5.50%, 12/01/25		23	25,415
5.55%, 03/15/26		8	8,840
3.40%, 04/15/26		12	12,270
8.88%, 07/15/30		7	9,362
6.13%, 01/01/31		50	58,826
4.30%, 08/15/39		71	67,805
6.20%, 03/15/40		123	139,079
4.50%, 07/15/44		16	15,400
4.63%, 06/15/45		101	98,475
6.60%, 03/15/46		3	3,566
4.40%, 04/15/46		56	53,788
4.10%, 02/15/47		16	14,898
4.20%, 03/15/48		28	26,180
4.40%, 08/15/49		20	19,200
Oil India International Pte Ltd., 4.00%, 04/21/27		200	211,537
Ovintiv, Inc., 6.50%, 08/15/34		9	11,881
Parkland Corp.(b)
5.88%, 07/15/27		29	30,910
4.50%, 10/01/29		23	23,372
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)		176	177,301
PDC Energy, Inc., 6.13%, 09/15/24		2	2,045
Pertamina Persero PT, 4.18%, 01/21/50		200	205,414
Qatar Petroleum(c)
3.13%, 07/12/41		200	199,262

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Qatar Petroleum(c) (continued)
3.64%, 07/12/51	USD	200	$200,000
Range Resources Corp.
4.88%, 05/15/25		8	8,280
9.25%, 02/01/26		10	11,025
8.25%, 01/15/29(b)		82	92,455
SA Global Sukuk Ltd., 2.69%, 06/17/31		200	201,850
SM Energy Co.
10.00%, 01/15/25(b)		64	72,214
5.63%, 06/01/25		9	8,910
6.75%, 09/15/26		14	14,245
6.63%, 01/15/27		11	11,303
6.50%, 07/15/28		33	33,907
Southwestern Energy Co., 8.38%, 09/15/28		22	24,860
Sunoco LP/Sunoco Finance Corp., 6.00%, 04/15/27		2	2,092
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
7.50%, 10/01/25		21	22,995
6.00%, 12/31/30		26	27,030
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.50%, 03/01/30		68	74,777
4.88%, 02/01/31(b)		17	18,403
Thaioil Treasury Center Co. Ltd., 3.75%, 06/18/50		200	188,910
Transocean, Inc., 11.50%, 01/30/27(b)		21	22,443
Vine Energy Holdings LLC, 6.75%, 04/15/29(b)		103	108,407
Viper Energy Partners LP, 5.38%, 11/01/27(b)		20	20,834
Western Midstream Operating LP
5.45%, 04/01/44		86	92,665
5.30%, 03/01/48		74	78,810
5.50%, 08/15/48		4	4,354
6.50%, 02/01/50		90	104,205

			12,943,040

Personal Products — 0.1%
Coty, Inc.
3.88%, 04/15/26	EUR	137	163,055
4.75%, 04/15/26		200	230,856
5.00%, 04/15/26(b)	USD	18	18,252
Edgewell Personal Care Co., 5.50%, 06/01/28(b)		8	8,480

			420,643

Pharmaceuticals — 1.2%
AbbVie, Inc., 4.75%, 03/15/45		250	313,437
Bausch Health Cos., Inc.(b)
6.13%, 04/15/25		98	100,450
5.00%, 01/30/28		55	52,181
4.88%, 06/01/28		133	136,126
5.00%, 02/15/29		96	89,520
6.25%, 02/15/29		93	91,982
5.25%, 01/30/30		121	112,530
5.25%, 02/15/31		9	8,401
Cheplapharm Arzneimittel GmbH
3.50%, 02/11/27	EUR	100	119,747
4.38%, 01/15/28		164	201,998
5.50%, 01/15/28(b)	USD	200	205,000
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(b)		116	118,320
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(b)		102	99,960

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28 (b)	USD	76	$82,378
Luye Pharma Group Ltd., 1.50%, 07/09/24(f)		400	414,400
Nidda BondCo GmbH, 5.00%, 09/30/25	EUR	100	118,990
Organon & Co./Organon Foreign Debt Co-Issuer BV
2.88%, 04/30/28		100	120,205
5.13%, 04/30/31(b)	USD	200	206,040
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)		49	51,450
Par Pharmaceutical, Inc., 7.50%, 04/01/27 (b)		244	249,449
Rossini Sarl, 6.75%, 10/30/25	EUR	100	124,155
Teva Pharmaceutical Finance Netherlands II BV
6.00%, 01/31/25		100	127,824
4.50%, 03/01/25		100	122,340
1.88%, 03/31/27		100	108,518

			3,375,401

Producer Durables: Miscellaneous — 0.2%
Oracle Corp., 3.95%, 03/25/51	USD	630	687,638

Real Estate Management & Development — 10.8%
Agile Group Holdings Ltd.
5.75%, 01/02/25		200	201,500
6.05%, 10/13/25		200	202,850
(5 year CMT + 11.29%), 7.88%(a)(i)		200	204,037
Canary Wharf Group Investment Holdings PLC,
3.38%, 04/23/28	GBP	100	139,541
Central China Real Estate Ltd.
7.25%, 04/24/23	USD	400	376,000
7.65%, 08/27/23		200	187,500
7.90%, 11/07/23		200	187,000
China Aoyuan Group Ltd.
6.35%, 02/08/24		650	611,000
5.98%, 08/18/25		200	176,500
6.20%, 03/24/26		200	173,850
China Evergrande Group
8.25%, 03/23/22		200	170,538
9.50%, 04/11/22		200	170,413
11.50%, 01/22/23		690	548,464
12.00%, 01/22/24		450	335,334
China SCE Group Holdings Ltd.
7.38%, 04/09/24		200	206,600
5.95%, 09/29/24		400	401,000
7.00%, 05/02/25		200	202,666
CIFI Holdings Group Co. Ltd.
6.45%, 11/07/24		400	422,500
6.00%, 07/16/25		200	210,225
5.95%, 10/20/25		200	211,537
5.25%, 05/13/26		200	205,725
Country Garden Holdings Co. Ltd.
3.13%, 10/22/25		200	200,500
4.80%, 08/06/30		200	208,350
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28(b)		38	40,981
Easy Tactic Ltd.
5.88%, 02/13/23		200	180,244
8.13%, 02/27/23		200	186,163
Elect Global Investments Ltd., (5 year CMT + 2.89%), 4.10%(a)(i)		250	255,125
ESR Cayman Ltd., 1.50%, 09/30/25(f)		200	214,900

Security		Par (000)	Value

Real Estate Management & Development (continued)
Fantasia Holdings Group Co. Ltd.
11.75%, 04/17/22	USD	400	$375,400
12.25%, 10/18/22		200	181,600
10.88%, 01/09/23		400	356,075
11.88%, 06/01/23		200	175,663
9.88%, 10/19/23		200	162,725
Fuqing Investment Management Ltd., 3.25%, 06/23/25		200	199,600
Global Prime Capital Pte Ltd., 5.95%, 01/23/25		200	207,350
GLP Pte Ltd., (5 year CMT + 3.74%), 4.50% (a)(i)		200	200,250
Heimstaden Bostad AB, (5 year EUR Swap + 3.15%), 2.63%(a)(i)	EUR	100	117,063
Hopson Development Holdings Ltd., 7.50%, 06/27/22	USD	200	202,600
Howard Hughes Corp.(b)
5.38%, 08/01/28		51	54,143
4.13%, 02/01/29		42	42,001
4.38%, 02/01/31		45	44,837
JGC Ventures Pte Ltd., 10.75%, 08/30/21 (e)(j)		200	105,438
Jingrui Holdings Ltd.
10.88%, 10/04/21		200	198,350
12.75%, 03/11/22		350	343,612
Kaisa Group Holdings Ltd.
11.95%, 10/22/22		200	205,912
11.50%, 01/30/23		300	303,337
10.88%, 07/23/23		200	200,163
9.75%, 09/28/23		200	196,350
11.95%, 11/12/23		200	204,600
9.38%, 06/30/24		200	188,300
11.70%, 11/11/25		400	376,116
KWG Group Holdings Ltd.
7.88%, 09/01/23		400	409,300
5.88%, 11/10/24		200	201,287
6.30%, 02/13/26		200	195,600
Logan Group Co. Ltd.
6.50%, 07/16/23		400	409,200
5.75%, 01/14/25		200	207,287
5.25%, 10/19/25		200	205,350
4.70%, 07/06/26(c)		250	248,927
4.50%, 01/13/28		275	265,719
Longfor Group Holdings Ltd., 4.50%, 01/16/28		200	221,975
Nan Fung Treasury Ltd., 3.63%, 08/27/30		200	203,696
New Metro Global Ltd.
7.50%, 12/16/21		200	203,250
6.80%, 08/05/23		200	208,162
4.80%, 12/15/24		200	201,038
4.50%, 05/02/26		200	195,725
New Metro Global, Ltd., 4.62%, 10/15/25		250	248,540
Powerlong Real Estate Holdings Ltd.
7.13%, 11/08/22		210	217,875
6.95%, 07/23/23		200	206,662
6.25%, 08/10/24		200	206,850
Realogy Group LLC/Realogy Co-Issuer Corp. (b)
7.63%, 06/15/25		27	29,287
5.75%, 01/15/29		61	63,769
Redco Properties Group Ltd.
8.50%, 08/19/21		200	200,055
8.00%, 04/13/22		200	198,350
Redsun Properties Group Ltd.
9.95%, 04/11/22		400	404,200

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Redsun Properties Group Ltd. (continued)
9.70%, 04/16/23	USD	400	$405,875
RKPF Overseas Ltd.
Series 2019-A, 5.90%, 03/05/25		200	207,350
Series 2019-A, 6.00%, 09/04/25		200	207,750
Series 2020-A, 5.20%, 01/12/26		266	267,330
Ronshine China Holdings Ltd.
5.50%, 02/01/22		200	195,496
8.10%, 06/09/23		200	193,725
7.35%, 12/15/23		254	240,078
Scenery Journey Ltd.
11.50%, 10/24/22		400	320,050
13.00%, 11/06/22		200	163,100
12.00%, 10/24/23		224	176,582
Seazen Group Ltd.
6.45%, 06/11/22		400	407,375
6.00%, 08/12/24		200	207,500
Shimao Group Holdings Ltd.
5.60%, 07/15/26		350	367,937
3.45%, 01/11/31		600	558,000
Shui On Development Holding Ltd.
5.50%, 03/03/25		400	404,500
5.50%, 06/29/26		205	205,684
Sinic Holdings Group Co. Ltd., 8.50%, 01/24/22		300	272,996
Sino-Ocean Land Treasure IV Ltd.
3.25%, 05/05/26		200	199,250
4.75%, 08/05/29		300	304,650
Sunac China Holdings Ltd.
7.95%, 10/11/23		200	206,300
7.50%, 02/01/24		200	204,412
6.65%, 08/03/24		200	200,725
6.50%, 01/10/25		200	195,790
7.00%, 07/09/25		620	609,274
Times China Holdings Ltd.
7.63%, 02/21/22		60	51,755
6.75%, 07/08/25		600	608,550
6.20%, 03/22/26		200	196,663
Wanda Group Overseas Ltd., 7.50%, 07/24/22		200	192,475
Wanda Properties International Co. Ltd., 7.25%, 01/29/24		200	199,788
Wanda Properties Overseas Ltd.
7.25%, 04/28/22		200	200,688
6.88%, 07/23/23		200	197,475
Yango Justice International Ltd.
10.00%, 02/12/23		200	201,600
8.25%, 11/25/23		200	193,600
7.50%, 04/15/24		500	480,875
7.88%, 09/04/24		200	184,938
Yanlord Land HK Co. Ltd.
6.80%, 02/27/24		200	209,725
5.13%, 05/20/26		200	203,937
Yuzhou Group Holdings Co. Ltd.
6.00%, 01/25/22		200	195,100
8.50%, 02/04/23		200	188,650
6.00%, 10/25/23		400	350,450
8.50%, 02/26/24		200	182,250
8.38%, 10/30/24		200	178,100
7.70%, 02/20/25		200	170,600
8.30%, 05/27/25		800	679,650

Security		Par (000)	Value

Real Estate Management & Development (continued)
Yuzhou Group Holdings Co. Ltd. (continued)
7.38%, 01/13/26	USD	400	$314,000
Zhenro Properties Group Ltd.
8.70%, 08/03/22		200	204,500
8.35%, 03/10/24		400	406,325
7.88%, 04/14/24		234	233,532
7.10%, 09/10/24		225	216,000
7.35%, 02/05/25		200	191,475
6.63%, 01/07/26		200	180,600

			30,159,662

Road & Rail — 0.3%
Autostrade per l’Italia SpA, 2.00%, 01/15/30	EUR	200	244,857
CMA CGM SA, 7.50%, 01/15/26		100	131,854
Danaos Corp., 8.50%, 03/01/28(b)	USD	107	117,333
Indian Railway Finance Corp. Ltd., 3.25%, 02/13/30		200	203,038
Pelabuhan Indonesia II PT, 4.25%, 05/05/25		200	218,287

			915,369

Semiconductors & Semiconductor Equipment — 0.5%
ams AG(f)
2.13%, 11/03/27.	EUR	100	116,145
Series AMS, 0.00%, 03/05/25(g)		200	203,560
Atkore, Inc., 4.25%, 06/01/31(b)	USD	29	29,371
Broadcom, Inc., 3.75%, 02/15/51(b)		150	156,586
SK Hynix, Inc., 2.38%, 01/19/31		200	195,218
TSMC Global Ltd.
1.75%, 04/23/28		350	349,822
2.25%, 04/23/31		250	251,441

			1,302,143

Software — 0.6%
Boxer Parent Co., Inc.
6.50%, 10/02/25	EUR	300	377,328
7.13%, 10/02/25(b)	USD	25	26,750
9.13%, 03/01/26(b)		131	138,273
BY Crown Parent LLC, 7.38%, 10/15/24(b)		394	401,092
Cedacri Mergeco SpA, (3 mo. EURIBOR + 4.63%), 4.63%, 05/15/28(a)	EUR	109	130,863
Elastic NV, 4.13%, 07/15/29(b)	USD	53	53,000
MicroStrategy, Inc., 6.13%, 06/15/28(b)		49	49,000
Rocket Software, Inc., 6.50%, 02/15/29(b)		81	80,375
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		321	334,241

			1,590,922

Specialty Retail — 0.3%
Goldstory SASU, 5.38%, 03/01/26	EUR	103	124,880
L Brands, Inc., 6.63%, 10/01/30(b)	USD	22	25,465
Matalan Finance PLC, 6.75%, 01/31/23	GBP	100	126,088
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29(b)	USD	250	275,625
Staples, Inc.(b)
7.50%, 04/15/26		181	187,468
10.75%, 04/15/27		37	37,616
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)	EUR	100	117,074

			894,216

Technology Hardware, Storage & Peripherals — 0.1%
Lenovo Group Ltd., 3.42%, 11/02/30	USD	200	207,975

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.9%
Calceus Acquisition, Inc., 9.75%, 02/12/25(d)	USD	1,933	$2,029,656
Crocs, Inc., 4.25%, 03/15/29(b)		34	34,680
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(e)(f)(j)	EUR	300	315,268
Prime Bloom Holdings Ltd., 6.95%, 07/05/22	USD	200	39,938

			2,419,542

Thrifts & Mortgage Finance — 0.2%
Enact Holdings, Inc., 6.50%, 08/15/25(b)		73	80,461
Home Point Capital, Inc., 5.00%, 02/01/26(b)		62	57,815
Jerrold Finco PLC, 5.25%, 01/15/27	GBP	141	201,437
MGIC Investment Corp., 5.25%, 08/15/28	USD	32	33,920
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		37	38,342
5.50%, 08/15/28		48	48,390
5.13%, 12/15/30		29	28,855
United Wholesale Mortgage LLC, 5.50%, 04/15/29(b)		17	16,996

			506,216

Tobacco — 0.0%
BAT Capital Corp., 4.54%, 08/15/47		100	106,342

Transportation — 0.2%
Abu Dhabi Ports Co. PJSC, 2.50%, 05/06/31		200	202,200
Autostrade per l’Italia SpA, 2.00%, 12/04/28	EUR	196	241,820

			444,020

Transportation Infrastructure — 0.0%
Fraport AG Frankfurt Airport Services Worldwide, 1.88%, 03/31/28		88	109,188

Utilities — 0.5%
China Huadian Overseas Development Ltd., (5 year CMT + 6.07%), 3.38%(a)(i)	USD	200	206,038
Huachen Energy Co. Ltd., 6.63%, 05/18/22(e)(j)		200	97,100
India Green Power Holdings, 4.00%, 02/22/27		250	250,750
Minejesa Capital BV, 4.63%, 08/10/30		200	211,772
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	250,281
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)		77	79,710
Solaris Midstream Holdings LLC, 7.63%, 04/01/26(b)		23	24,380
Thames Water Kemble Finance PLC, 4.63%, 05/19/26	GBP	109	154,276
Vistra Operations Co. LLC, 4.38%, 05/01/29(b)	USD	40	40,200

			1,314,507

Wireless Telecommunication Services — 0.7%
Altice France SA
7.38%, 05/01/26(b)		200	207,986
5.88%, 02/01/27	EUR	200	251,330
4.13%, 01/15/29		100	118,723
5.13%, 07/15/29(b)	USD	200	200,980
SoftBank Group Corp.
4.63%, 07/06/28(c)		250	250,000
5.25%, 07/06/31		250	250,000
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC(b)
7.88%, 02/15/25		35	37,494
6.50%, 02/15/29		126	126,315

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
VICI Properties LP/VICI Note Co., Inc., 4.13%, 08/15/30(b)	USD	208	$213,579
Vmed O2 UK Financing I PLC, 4.50%, 07/15/31(c)	GBP	100	138,861
Vodafone Group PLC, (5 year EUR Swap + 3.23%), 3.00%, 08/27/80(a)	EUR	100	121,840

			1,917,108

Total Corporate Bonds — 51.1% (Cost: $139,729,682)			142,741,242

Floating Rate Loan Interests

Aerospace & Defense(a) — 1.1%
Atlas CC Acquisition Corp
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/28/28	USD	472	473,415
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 6.00%, 05/25/28		96	96,288
Bleriot US Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.15%, 10/30/26		16	15,593
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.65%, 04/06/26		147	143,063
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.65%, 04/06/26		273	266,096
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.63%, 04/09/26(d)		24	23,520
One Sky Flight LLC, Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 12/27/24(d)		867	882,936
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 0.75%, 0.75% Floor), 8.50%, 02/01/29(d)		313	319,260
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28		608	608,989
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25		32	32,013
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25		105	102,904

			2,964,077

Air Freight & Logistics(a) — 0.1%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/06/28		26	25,959
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		301	295,369

			321,328

Airlines(a) — 0.7%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 04/20/28		258	268,771
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.85%, 01/29/27		11	9,949
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.07%, 12/14/23.		54	52,680
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.10%, 04/28/23		546	532,184

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines (continued)
Avianca Holdings SA
2020 DIP PIK Delayed Draw Term Loan A, (2 mo. LIBOR + 10.50%, 0.50% Floor), 11.00%, 11/10/21	USD	1	$906
2020 DIP Tranche A2 Delayed Draw Term Loan, (3 mo. LIBOR + 10.50%), 10.65%, 11/10/21		428	434,163
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		299	319,081
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/21/28		340	344,304

			1,962,038

Auto Components(a) — 1.4%
Adient US LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 04/08/28		60	59,981
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/30/26		255	252,916
MetricStream, Inc., Term Loan, (1 mo. LIBOR + 8.00%), 9.00%, 09/28/24(d)		2,308	2,266,154
Sonny’s Enterprises, Inc., 2020 Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 7.75%, 08/05/26(d)		608	605,725
Truck Hero, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 01/31/28		211	211,364
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.15%, 05/16/24		214	212,147
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 3.40%, 12/02/26		5	4,877
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 02/05/26		268	264,469

			3,877,633

Automobiles(a) — 0.5%
MajorDrive Holdings IV LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 05/12/28		59	59,018
Sonny’s Enterprises, Inc., 2020 Delayed Draw Term Loan, 08/05/26(d)(m)		1,637	1,383,867

			1,442,885

Building Materials(a) — 0.0%
CHI Overhead Doors, Inc, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.50%, 07/31/25		5	4,963
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/12/28		16	15,654

			20,617

Building Products(a) — 0.4%
Coolsys, Inc., Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 11/20/26		450	445,925
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 11/23/27		318	317,175
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 05/05/24		51	51,554
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		12	11,947
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/19/26		344	343,664

			1,170,265

Security		Par (000)	Value

Capital Markets(a) — 0.4%
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 4.75%, 04/09/27	USD	441	$442,365
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 04/07/28(d)		170	173,825
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 11/12/27		31	30,816
Focus Financial Partners LLC(m)
2021 Delayed Draw Term Loan, 3.00%, 06/24/28		22	21,505
2021 Term Loan, 3.00%, 06/24/28		93	93,188
Pico Quantitative Trade Holding LLC, Term Loan, (3 mo. LIBOR + 7.25%, 1.50% Floor), 8.75%, 02/05/25(d)		439	443,290

			1,204,989

Chemicals — 1.6%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 08/27/26(a)		61	61,338
Atotech BV, 2021 USD Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 3.00%, 03/18/28(a)		107	106,464
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24(a)(d)		1	1,358
Element Solutions, Inc.
2019 Term Loan B1, 01/31/26(a)(m)		156	155,708
2021 Term Loan B, 2.00%, 01/31/26		156	155,220
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.25%, 11/07/24(a)		132	131,947
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 06/30/27(a)		79	78,885
INH Buyer, Inc., 7.00%, 06/27/28		2,700	2,646,000
Invictus US LLC(a)
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/28/25		17	16,538
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.85%, 03/30/26		20	19,908
Klockner-Pentaplast of America, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.50% Floor), 5.25%, 02/09/26(a)(d)		186	186,463
Lonza Group AG, USD Term Loan B, 5.00%, 04/29/28(a)(m)		98	98,053
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.36%, 05/15/24(a)		187	186,049
NIC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/29/27(a)		16	15,915
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (1 mo. LIBOR + 3.50%), 3.63%, 10/14/24(a)		125	124,699
PQ Corp., 2021 Term Loan B, 05/26/28(a)(m)		124	123,897
Pregis TopCo Corp., 2021 Incremental Term Loan, 08/01/26(a)(m)		75	74,929
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27(a)		74	74,124
Sparta US Holdco LLC, 2021 Term Loan, 2021 Term Loan, 4.75%, 05/04/28(a)(m)		87	87,027
Starfruit Finco BV, 2018 USD Term Loan B, (PRIME + 1.75%), 3.13%, 10/01/25(a)		6	5,689

			4,350,211

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies(a) — 2.4%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 05/12/28(m)	USD	318	$319,209
Asurion LLC
2018 Term Loan B6, 11/03/23(m)		14	13,511
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.35%, 12/23/26		267	263,558
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 5.35%, 01/31/28		303	305,145
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/26/26		64	64,047
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.35%, 12/12/25		264	264,243
Diamond (BC) BV, USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 09/06/24		51	50,295
Packers Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 03/09/28		320	318,486
Prime Security Services Borrower LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 09/23/26		124	124,056
Supplyone, Inc., 6.25%, 02/01/24(d)		1,988	1,950,908
Vector Solutions, Inc.
Delayed Draw Term Loan, 5.90%, 05/25/28		2,212	2,167,220
Term Loan, 5.90%, 05/25/28		204	204,439
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.10%, 08/27/25		565	566,032

			6,611,149

Construction & Engineering(a) — 0.3%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		435	426,969
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 3.11%, 01/21/28		153	152,795
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 4.25%, 06/02/28		262	261,709
USIC Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 05/12/28		130	129,963

			971,436

Construction Materials(a) — 0.5%
Core & Main LP
2017 Term Loan B, (3 mo. LIBOR + 2.00%, 1.00% Floor), 3.75%, 08/01/24		31	30,786
2021 Term Loan B, 2.75%, 06/09/28(m)		471	467,667
Filtration Group Corp.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/29/25		145	144,051
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/29/25		45	44,633
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.00%, 10/25/23		28	28,101
Kellermeyer Bergensons Services LLC(d)
2019 Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.50%, 11/07/26		423	413,350
2020 Delayed Draw Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.50%, 11/07/26		93	90,937

Security		Par (000)	Value

Construction Materials (continued)
Kellermeyer Bergensons Services LLC(d) (continued)
2021 Delayed Draw Term Loan, (3 mo. LIBOR + 6.50%, 1.00% Floor), 7.50%, 11/07/26	USD	39	$38,396
Tamko Building Products, Inc., Term Loan B, (1 mo. LIBOR + 3.00%), 3.13%, 05/29/26		20	19,837

			1,277,758

Containers & Packaging(a) — 0.5%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 04/03/24		247	241,170
Charter NEX US, Inc., 2021 Term Loan, 12/01/27(m)		828	828,833
Flex Acquisition Co., Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 03/02/28		55	54,823
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.10%, 08/01/26		186	186,091
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 08/18/27		132	131,280

			1,442,197

Distributors(a) — 0.0%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/27		31	30,542
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 2.25%, 1.00% Floor), 10.50%, 05/30/24(d)		22	21,349
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24		71	63,470

			115,361

Diversified Consumer Services(a) — 3.0%
APX Group, Inc., 2020 Term Loan, (PRIME + 4.00%), 7.25%, 12/31/25		158	158,652
Ascend Learning LLC
2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		80	79,908
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/12/24		15	14,888
Bright Horizons Family Solutions LLC, 2017 Term Loan B, (1 mo. LIBOR + 1.75%, 1.00% Floor), 2.50%, 11/07/23		39	38,828
Chronicle Bidco, Inc.(d)
2020 Delayed Draw Term Loan, 11/14/25(m)		1,688	1,694,718
2020 Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 11/14/25		1,309	1,313,806
Frontdoor, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.25%), 2.35%, 05/20/28		55	55,000
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 3.85%, 07/11/25		161	157,974
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 12/22/25		392	381,589
PAI Holdco, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/28/27		125	125,341
Perchhq LLC, Term Loan, 7.00%, 10/15/25		2,634	2,660,410
Thrasio LLC(d)
Delayed Draw Term Loan, (3 mo. LIBOR + 1.00%), 1.00%, 12/18/26		251	256,024

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Consumer Services (continued)
Thrasio LLC(d) (continued)
Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 12/18/26	USD	1,252	$1,276,920
Voyage Australia Property Ltd., USD Term Loan B, 4.00%, 06/16/28(d)(m)		56	56,000

			8,270,058

Diversified Financial Services(a) — 10.2%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 4.60%, 07/31/26		661	661,854
Alchemy Copyrights LLC, Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 03/10/28(d)		18	17,843
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 02/04/28		107	106,284
Amerilife Holdings LLC, Second Lien Term Loan, (6 mo. LIBOR + 8.50%, 1.00% Floor), 9.50%, 03/18/28(d)		579	579,750
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, 6.25%, 05/04/29(d)(m)		338	334,620
AQGEN Island Holdings, Inc., Term Loan, 7.25%, 05/20/28(m)		204	203,364
ARAS Corp., Term Loan, 7.50%, 04/13/27(d)		1,514	1,492,346
Arrow Purchaser, Inc., Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 02/26/26(d)		1,403	1,395,085
Barri Financial Group LLC, Term Loan, (3 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 10/23/24(d)		541	546,546
Belron Finance US LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 04/13/28		103	102,529
Comet Bidco Ltd., 2018 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/30/24		1,960	1,850,856
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/01/28		14	14,158
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27		381	381,716
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.15%, 02/07/25		269	266,858
GC Waves Holdings, Inc., (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 10/31/25(d)		901	901,208
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 02/16/28		72	72,629
IT Parent LLC(d)
(3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 09/30/26		318	324,818
(3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 10/01/26		2,857	2,906,348
Job & Talent USA, Inc.(d)
Delayed Draw Term Loan, (1 mo. LIBOR + 8.75%, 1.00% Floor), 9.75%, 01/27/25		500	504,000
Term Loan, (1 mo. LIBOR + 8.75%, 1.00% Floor), 9.75%, 01/27/25		1,500	1,512,000
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.50%, 07/03/24		215	213,594
LBM Acquisition LLC
2021 Incremental Delayed Draw Term Loan B2, 4.50%, 12/17/27		15	14,869
2021 Incremental Term Loan B2, 4.50%, 12/17/27		30	29,738

Security		Par (000)	Value

Diversified Financial Services (continued)
LBM Acquisition LLC (continued)
Delayed Draw Term Loan, 12/18/27(m)	USD	32	$31,850
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27		152	151,348
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/02/27		26	25,905
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		530	530,728
MSM Acquisitions, Inc., Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/09/26(d)		856	857,557
Oasis Financial LLC, Second Lien Term Loan, (3 mo. LIBOR + 8.50%, 1.00% Floor), 9.50%, 06/30/26(d)		2,000	1,972,000
Paula’s Choice Holdings, Inc., Term Loan, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 11/02/25(d)		2,469	2,419,375
Porcelain Acquisition Corp., (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 04/01/27(d)		1,088	1,072,585
RV Retailer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 02/08/28(d)		133	132,999
Skopima Merger Sub, Inc., 2nd Lien Term Loan, 8.00%, 04/30/29(d)		3,000	2,988,000
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 2.66%, 01/23/25		150	144,562
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.40%, 07/30/25		126	121,773
Sunland Asphalt & Construction LLC(d)
Delayed Draw Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 01/13/26		354	352,619
Revolver, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 01/13/26		177	176,095
Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 01/13/26		1,051	1,048,682
Therma Intermediate LLC, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/16/27		15	15,056
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		656	659,802
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 02/28/27		80	79,760
Vulcan Acquisition, Inc., 2021 Incremental Term Loan, (3 mo. LIBOR + 7.20%), 7.19%, 03/15/27(d)		1,306	1,303,474
White Cap Buyer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/19/27		30	29,887

			28,547,070

Diversified Telecommunication Services(a) — 0.9%
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 10/02/27		19	19,302
Frontier Communications Corp.
2021 DIP Term Loan B, 4.50%, 05/01/28		2,169	2,168,659
2021 DIP Term Loan B, (1 mo. LIBOR + 3.75%), 4.50%, 05/01/28		85	85,612
GCI LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 10/15/25		26	25,740
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		5	5,071
2020 DIP Term Loan, (PRIME + 4.75%, 1.00% Floor), 6.50%, 07/13/22		2	1,741
Iridium Satellite LLC, 2021 Term Loan B, (1 mo. LIBOR + 6.75%, 1.00% Floor), 3.75%, 11/04/26		44	44,305

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24	USD	177	$177,080
Orbcomm, Inc., Term Loan B, 5.00%, 06/17/28(m)		56	55,860
Telesat Canada, Term Loan B5, (1 mo. LIBOR + 2.75%), 2.86%, 12/07/26		13	11,881

			2,595,251

Electric Utilities(a) — 0.2%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 12/15/27		104	103,712
Triton Water Holdings, Inc, Term Loan, 03/31/28(m)		531	530,262

			633,974

Electrical Equipment(a) — 0.5%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, 06/23/28(m)		63	63,040
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 03/31/27		46	45,959
Razor Group GmbH, Delayed Draw Term Loan, 11.00%, 04/23/25(d)		1,209	1,209,379

			1,318,378

Electronic Equipment, Instruments & Components — 0.9%
ESO Solutions, Inc., (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 05/03/27(a)(d)		2,551	2,525,410

Entertainment — 0.0%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(a)(d)		110	113,758

Environmental, Maintenance, & Security Service(a) — 0.1%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 09/07/27		43	42,511
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		203	203,976

			246,487

Equity Real Estate Investment Trusts (REITs) — 0.7%
Colony Display LLC, 6.50%, 07/01/26		2,004	1,977,046

Food & Staples Retailing(a) — 0.8%
Hearthside Food Solutions LLC
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.79%, 05/23/25		123	121,672
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25		11	10,876
JP Intermediate B LLC, Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 11/20/25		1,911	1,851,960
US Foods, Inc.
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.85%, 06/27/23		88	87,418
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/13/26		83	82,016

			2,153,942

Food Products(a) — 0.3%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.59%, 10/01/25		28	28,010
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.60%, 10/10/26		6	5,996

Security		Par (000)	Value

Food Products (continued)
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/23/27	USD	397	$397,802
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 01/29/27		135	132,662
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 3.35%, 02/05/26		12	12,296
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 06/08/28		114	114,027
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 01/20/28		20	19,885

			710,678

Health Care Equipment & Supplies(a) — 0.6%
Appriss Health LLC, Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 05/06/27(d)		1,417	1,391,668
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/06/27		31	30,832
Insulet Corp., Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 05/04/28.		53	53,034
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 06/30/25		159	158,577

			1,634,111

Health Care Providers & Services(a) — 1.8%
AHP Health Partners, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/30/25		18	17,641
Aveanna Healthcare LLC
2018 Incremental Term Loan B, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 03/18/24		523	522,903
2020 Incremental Term Loan, (3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 03/18/24(d)		363	366,294
CCRR Parent, Inc, Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 03/06/28		43	43,107
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 06/07/23		393	392,288
Cirrus Holdings USA LLC, Term Loan, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 01/29/27(d)		1,086	1,101,170
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.00%, 01/08/27		52	51,884
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/10/25		202	171,668
EyeCare Partners LLC
2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.25%), 8.35%, 02/18/28		500	478,750
2020 Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 02/18/27		161	159,313
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.65%, 03/05/26		50	48,151
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 08/06/26		424	423,645
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		7	6,765
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 02/14/25		2	1,993

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Quorum Health Corp., 2020 Term Loan, (1 mo. LIBOR + 8.25%, 1.00% Floor), 9.25%, 04/29/25	USD	995	$1,006,194
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 3.25%, 12/13/26		134	133,386

			4,925,152

Health Care Services(a) — 0.9%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 3.69%, 07/25/26		179	177,618
Team Services Group, Second Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 10/27/28(d)		2,000	1,990,000
Unified Physician Management LLC, 2020 Term Loan, (1 Week LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/18/27(d)		193	193,159
WP CityMD Bidco LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 08/13/26		185	185,276

			2,546,053

Health Care Technology(a) — 0.7%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.41%, 02/11/26		132	131,958
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 10/10/25		90	89,425
Polaris Newco LLC, USD Term Loan B, 06/04/28(m)		434	434,838
Press Ganey Holdings, Inc., 2021 Term Loan B, 07/25/26(m)		160	160,330
Verscend Holdings Corp., 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 7.50%, 02/01/29(d)		1,241	1,253,410

			2,069,961

Hotels, Restaurants & Leisure(a) — 0.9%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 02/02/26		15	14,743
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		23	22,790
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.34%, 09/15/23		24	23,640
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.85%, 12/23/24		205	203,692
2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.60%, 07/20/25		367	367,876
CCM Merger, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/04/25		30	30,380
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 8.25%, 03/31/28(d)		67	68,340
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		477	456,487
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 11/30/23		29	29,185
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		187	185,498
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(d)		4	4,817

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.75%, 08/25/25(d)	USD	14	$13,965
IRB Holding Corp, 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		747	746,382
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		9	8,363
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.65%, 07/10/25		29	29,169
Travelport Finance (Luxembourg) Sarl
2019 Term Loan, (3 mo. LIBOR + 5.00%), 5.20%, 05/29/26		253	237,409
2020 Super Priority Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 3.50%, 02/28/25		32	33,342
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.83%, 08/02/26		128	127,141

			2,603,219

Household Durables(a) — 0.1%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 05/17/28		336	334,081
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 10/30/27		27	26,899

			360,980

Household Products — 0.0%
Spectrum Brands, Inc., 2021 Term Loan, (3 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 03/03/28(a)(d)		12	11,880

Independent Power and Renewable Electricity Producers(a) — 0.2%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 01/15/25		13	13,067
MSM Acquisitions, Inc.(d)
Delayed Draw Term Loan, (3 mo. LIBOR + 6.00%, 1.00% Floor), 1.00%, 12/09/26		357	357,305
Revolver, (3 mo. LIBOR + 5.00%, 3.25% Floor), 8.25%, 12/09/26		107	107,249

			477,621

Industrial Conglomerates(a) — 0.9%
AVSC Holding Corp.(h)
2020 Term Loan B1, (0.25% PIK), 2.25%, 03/03/25		324	296,064
2020 Term Loan B3, (10.00% PIK), 7.50%, 10/15/26		29	35,487
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		25	25,198
Vertical Midco GmbH, USD Term Loan B, (6 mo. LIBOR + 4.25%), 4.48%, 07/29/27		158	158,310
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.84%, 03/02/27		133	132,037
World Remit Ltd., Term Loan, (3 mo. LIBOR + 9.25%, 1.00% Floor), 10.25%, 01/27/25(d)		2,000	1,926,000

			2,573,096

Insurance(a) — 2.3%
Alliant Holdings Intermediate LLC, 2020 Term Loan B3, 11/06/27(m)		111	110,859
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/19/28		68	67,378

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/13/27	USD	22	$21,736
AssuredPartners, Inc.
5.63%, 05/25/28		584	584,112
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/13/27		9	9,279
2021 Term Loan B, 5.63%, 02/12/27 (m)		19	19,009
Higginbotham Insurance Agency, Inc., 2020 Term Loan, (3 mo. LIBOR + 5.75%, 0.75% Floor), 6.50%, 11/25/26(d)		1,946	1,957,666
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 04/25/25		136	134,656
2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 04/25/25		21	20,672
Integrity Marketing Acquisition LLC(d)
(3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 08/27/25		669	675,537
2020 3rd Amendment Delayed Draw Term Loan, (3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 08/27/25		1,325	1,325,447
Peter C. Foy & Associates Insurance Services LLC, (3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 03/31/26(d)		342	341,536
Peter C. Foy Associates & Insurance Service, Delayed Draw Term Loan B, (3 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 03/31/26(d)		240	237,952
Puppet, Inc.(d)
Delayed Draw Term Loan, (3 mo. LIBOR + 8.50%, 1.00% Floor), 9.50%, 06/11/23		191	190,166
Term Loan, (3 mo. LIBOR + 8.50%, 1.00% Floor), 9.50%, 06/19/23		572	570,498
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 09/03/26		244	243,972
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		24	23,665

			6,534,140

Interactive Media & Services(a) — 0.5%
Adevinta ASA, USD Term Loan B, 04/20/28(m)		266	265,858
Arches Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 12/06/27		186	185,496
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		133	132,447
Grab Holdings, Inc., Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		674	683,865

			1,267,666

Internet & Direct Marketing Retail(a) — 0.9%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27		420	419,758
Syndigo LLC, (3 mo. LIBOR + 8.00%, 0.75% Floor), 8.75%, 12/15/28(d)		2,000	1,980,000

			2,399,758

Security		Par (000)	Value

Internet Software & Services — 0.1%
Uber Technologies, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%), 3.60%, 02/25/27(a)	USD	318	$317,330

IT Services(a) — 2.5%
Acquia, Inc.(d)
Revolver, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 10/31/25		3	2,743
Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 10/31/25		316	321,214
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%, 0.75% Floor), 8.50%, 11/24/28		45	45,150
2020 USD Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/24/27		19	19,000
Banff Merger Sub, Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 10/02/25		265	263,666
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 10/31/26		402	399,485
Celestial -Saturn Parent, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.50% Floor), 7.00%, 04/13/29(d)		85	85,425
CoreLogic, Inc., Term Loan, 06/04/28(m)		294	292,971
Edifecs, Inc., Tranche B Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.00%, 09/21/26(d)		1,051	1,091,186
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27		793	794,461
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(d)		70	68,954
Hyphen Solutions LLC, Term Loan, (3 mo. LIBOR + 5.50%), 5.50%, 10/27/26(d)		1,496	1,517,197
Maximus, Inc., Term Loan B, 05/28/28(m)		81	80,933
Optiv Security, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/01/24		217	211,514
Peak 10 Holding Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 3.65%, 08/01/24		34	31,226
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 02/12/27		328	320,396
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28		1,000	1,031,250
Virtusa Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/11/28		24	24,012
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 2.35%, 03/31/28		23	22,756
Winshuttle LLC FILO, Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 08/09/24(d)		293	294,844

			6,918,383

Life Sciences Tools & Services(a) — 0.3%
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		397	398,598
Icon Luxembourg Sarl(m)
1st Lien Term Loan B, 3.25%, 06/16/28		55	55,180
Term Loan B, 6.25%, 06/16/28		221	221,472

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Life Sciences Tools & Services (continued)
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/27	USD	26		$25,879
PPD, Inc., Initial Term Loan, (1 mo. LIBOR + 2.25%, 0.50% Floor), 2.75%, 01/13/28		46		45,847

				746,976

Machinery(a) — 1.3%
Clark Equipment Co., 2021 Incremental Term Loan, 05/18/24(m)		99		98,555
Madison IAQ LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 06/16/28		301		301,000
Pueblo Mechanical & Controls, Inc., Term Loan, 6.50%, 06/11/26(d)		2,142		2,110,108
RSC Acquisition, Inc., 2020 Incremental Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 10/30/26(d)		323		321,198
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.17%, 03/28/25		702		689,398

				3,520,259

Media(a) — 1.9%
A-L Parent LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		280		270,622
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.93%, 07/15/25		7		6,713
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 2.90%, 01/31/26.		45		44,441
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.15%, 08/14/26		399		397,595
Cable One, Inc., 2021 Term Loan B4, 05/03/28(m)		75		74,662
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.86%, 04/30/25		1	(n)	456
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.69%, 08/21/26		763		744,214
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26		662		662,836
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 01/07/28		23		23,283
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.88%, 10/19/26		272		264,441
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 09/13/24		127		125,991
2020 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.75%, 09/15/24		528		528,845
2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.35%, 02/23/29		264		267,796
NEP/NCP Holdco, Inc., 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.20%), 7.10%, 10/19/26(d)		141		138,013
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		159		159,046
Sinclair Television Group Inc., 2021 Term Loan B3, (1 mo. LIBOR + 3.00%), 3.11%, 04/01/28		11		10,568
Terrier Media Buyer, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.60%, 12/17/26		53		52,789
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 3.10%, 09/28/23(d)		345		343,158

Security		Par (000)	Value

Media (continued)
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 3.00%), 3.07%, 01/31/29	USD	133	$132,069
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.35%, 01/31/29		51	50,922
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.86%, 05/18/25		440	431,605
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.12%), 2.23%, 01/20/28		15	14,374
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 03/09/27		537	531,200

			5,275,639

Metals & Mining — 0.0%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.64%, 07/31/25(a)		36	36,014

Oil, Gas & Consumable Fuels(a) — 0.0%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25		62	68,381
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.85%, 12/13/25		23	21,757
Lealand Finance Company BV, 2020 Take Back Term Loan, (3.00% PIK), 3.00%, 06/30/25(h)		5	2,224
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.10%, 06/30/24(d)		1	491
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%, 0.50% Floor), 2.25%, 01/31/28		14	13,974

			106,827

Personal Products — 0.2%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/25/26(a)		659	661,225

Pharmaceuticals(a) — 0.2%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.63%, 05/04/25		143	139,913
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 2.50%, 02/22/28		22	21,738
Jazz Financing Lux Sarl, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 4.00%, 04/21/28		155	155,436
Organon Finance 1 LLC, USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 06/02/28		86	86,054
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 11/18/27		94	94,123
Prestige Brands, Inc., 2021 Term Loan B, 3.00%, 06/11/28(m)		39	39,016
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.10%, 06/02/25		107	106,493

			642,773

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services(a) — 0.8%
BackOffice Associates LLC, Term Loan, 6.25%, 04/30/26(d)	USD	2,160	$2,108,615
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 02/06/26		267	265,396

			2,374,011

Real Estate Management & Development(a)(d) — 1.5%
2-10 HBW LLC, (3 mo. LIBOR + 6.00%, 1.00% Floor), 6.75%, 03/25/27		2,186	2,173,541
Situsamc Holdings Corp., (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 06/30/25		1,985	1,978,060

			4,151,601

Road & Rail — 0.0%
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.62%, 08/04/25(a)		29	26,951

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 09/19/26(a)		11	10,772

Software(a) — 8.1%
2U, Inc., Term Loan, 3.59%, 11/30/24(m)		1,241	1,219,283
Applied Systems, Inc.
2017 1st Lien Term Loan, (PRIME + 2.25%), 3.77%, 09/19/24		64	63,880
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%, 0.75% Floor), 6.25%, 09/19/25		71	71,817
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/25		370	371,229
2020 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28		28	28,473
Bluefin Holding LLC, Term Loan, (3 mo. LIBOR + 7.75%), 7.84%, 09/04/26(d)		293	293,398
Bullhorn, Inc., 2020 Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 09/30/26(d)		1,787	1,777,649
Cloudera, Inc., Term Loan B, (1 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 12/22/27		15	14,945
Cornerstone OnDemand, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 3.34%, 04/22/27		23	22,755
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		159	158,546
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.43%, 05/27/24		219	210,218
E2open LLC, 2020 Term Loan B, 10/29/27 (m)		21	21,000
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 8.75%, 07/31/28		45	46,435
2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 07/31/27		349	348,545
Foundation Software, Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 08/31/27(d)		574	585,714
Helios Software Holdings, Inc., 2021 USD Term Loan B, (6 mo. LIBOR + 3.75%), 3.90%, 03/11/28		103	103,539
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25		38	38,651
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.35%, 02/25/27		364	361,067

Security		Par (000)		Value

Software (continued)
Keep Trucking, Inc., Term Loan, 8.25%, 03/31/25(d)	USD	2,000		$1,996,000
Magenta Buyer LLC(m)
2021 USD 1st Lien Term Loan, 9.00%, 05/03/28		343		342,657
2021 USD 2nd Lien Term Loan, 9.00%, 05/03/29(d)		2,309		2,280,709
MED ParentCo LP, 2020 Incremental Term Loan B, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 08/31/26		32		31,760
Mitchell International, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.35%, 11/29/24		—	(n)	4
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.35%, 12/01/25		74		73,560
2020 Add-On Term Loan, (1 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/01/24		204		204,465
Monotype Imaging Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 10/09/26		37		37,357
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		106		105,980
Persado, Inc., (1 mo. LIBOR + 7.00%), 8.80%, 02/03/27(d)		177		177,594
Planview Parent, Inc.
2nd Lien Term Loan, (1 Week LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/17/28		76		75,620
Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		264		264,616
Pluralsight, Inc., (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 04/06/27(d)		2,246		2,239,332
Project Alpha Intermediate Holding, Inc., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.11%, 04/26/24		124		123,695
Proof Point, Inc.(m)
1st Lien Term Loan, 6.25%, 06/09/28		233		231,574
2nd Lien Term Loan, 6.25%, 06/08/29		299		301,616
Raptor Acquisition, Inc., Term Loan, 4.80%, 03/28/27(d)		1,662		1,652,040
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/22/28		922		918,547
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 7.25%, 04/22/29		1,034		1,063,784
Rigup, Inc., Delayed Draw Term Loan, (1 mo. LIBOR + 7.00%, 1.50% Floor), 8.50%, 03/01/24(d)		1,074		1,109,921
Sabre GLBL, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		24		23,999
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 3.33%, 08/01/25		401		398,223
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27		222		222,026
Syntellis Performance Solutions LLC, Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 08/02/27(d)		1,286		1,311,507
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		662		662,272
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.36%, 03/04/28		261		265,068
Ultimate Software Group, Inc.
2020 2nd Lien Incremental Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 05/03/27		43		43,681

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Ultimate Software Group, Inc. (continued)
2021 Incremental Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 05/03/26	USD	62	$62,393
Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 05/03/26		693	692,753

			22,649,897

Specialty Retail — 3.0%
Belron Finance US LLC, 2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.44%, 10/30/26(a)		41	41,073
EG Group Ltd., 2021 Term Loan, 03/31/26(a)(m)		133	132,940
Ensono LP, 2021 2nd Lien Term Loan, 6.25%, 05/28/29(a)(d)(m)		3,000	2,940,000
Eyemart Express LLC, 2020 2nd Lien Term Loan, 6.25%, 08/04/25(a)(m)		151	150,599
Hanna Andersson LLC, 0.21%, 06/30/26		3,500	3,430,000
Mavis Tire Express Services Corp., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/04/28(a)		303	303,757
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.35%, 08/31/26(a)		55	55,226
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/28(a)		792	792,198
Research Now Group, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24(a)		70	68,528
Sotheby’s, Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 5.50%, 01/15/27(a)		229	229,989
Woof Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/21/27(a)		133	132,557
WOOF Holdings, Inc., 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/21/28(a)		13	13,130

			8,289,997

Technology Hardware, Storage & Peripherals — 0.3%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.10%, 07/23/26(a)		1,028	977,530

Textiles, Apparel & Luxury Goods — 0.1%
Calceus Acquisition, Inc., Term Loan B, (3 mo. LIBOR + 5.50%), 5.64%, 02/12/25(a)(d)		174	167,571

Thrifts & Mortgage Finance — 0.0%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.75%, 05/23/25(a)		53	53,387

Tobacco — 0.3%
JUUL Labs, Inc., Term Loan, (3 mo. LIBOR + 8.00%, 1.50% Floor), 9.50%, 08/02/23(a)(d)		897	891,508

Trading Companies & Distributors(a) — 0.1%
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 02/03/28		134	133,073
ION Trading Finance Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 4.92%, 04/01/28		16	16,049

			149,122

Security		Par (000)	Value

Transportation Infrastructure — 0.4%
Geo Parent Corp., Term Loan B, (3 mo. LIBOR + 5.25%), 5.39%, 12/19/25(a)(d)	USD	985	$982,469

Wireless Telecommunication Services(a) — 0.9%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 04/30/28		53	52,879
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.50%, 05/26/28		44	44,661
MetroNet Systems Holdings LLC(d)
2nd Lien Term Loan, 7.75%, 07/31/28		994	998,771
2nd Lien Term Loan, 7.75%, 04/16/29		697	685,271
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.86%, 04/11/25		24	23,489
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.85%, 06/10/27		661	660,712

			2,465,783

Total Floating Rate Loan Interests — 59.3% (Cost: $164,069,379)			165,643,658

Foreign Agency Obligations

India — 0.1%
Export-Import Bank of India, 3.88%, 02/01/28		200	216,290

Indonesia — 0.3%
Indonesia Government International Bond
4.75%, 02/11/29		200	234,709
8.50%, 10/12/35		100	159,925
Perusahaan Penerbit SBSN Indonesia III
2.80%, 06/23/30		200	204,663
3.55%, 06/09/51		200	202,950

			802,247

Mongolia — 0.1%
Mongolia Government International Bond, 8.75%, 03/09/24		200	229,287

Pakistan — 0.4%
Pakistan Government International Bond
6.00%, 04/08/26		500	504,844
7.38%, 04/08/31		200	205,500
8.88%, 04/08/51		200	211,750
Pakistan Water & Power Development Authority, 7.50%, 06/04/31		200	199,250

			1,121,344

Philippines — 0.1%
Philippine Government International Bond
6.38%, 01/15/32		100	137,081
6.38%, 10/23/34		100	140,988

			278,069

South Korea — 0.1%
Export-Import Bank of Korea, 2.50%, 06/29/41		300	297,666

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Sri Lanka — 0.2%
Sri Lanka Government International Bond
6.35%, 06/28/24	USD	310	$211,924
6.83%, 07/18/26		200	128,787
7.55%, 03/28/30		400	252,950

			593,661

Total Foreign Agency Obligations — 1.3% (Cost: $3,645,579)			3,538,564

		Shares

Investment Companies

Fixed Income Funds — 1.6%
Invesco Senior Loan ETF		2,104	46,604
iShares JP Morgan USD Emerging Markets Bond ETF(l)(o)		18,476	2,077,811
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF		73,940	2,320,237

			4,444,652

Total Investment Companies — 1.6% (Cost: $4,317,457)			4,444,652

		Par (000)

Preferred Securities

Capital Trusts — 2.2%(i)

Banks — 1.0%
AIB Group PLC, 6.25%(a)	EUR	200	269,758
Bank of East Asia Ltd., 5.88%(a)	USD	250	267,078
Intesa Sanpaolo SpA, 7.75%(a)	EUR	400	580,385
Kasikornbank PCL, 5.28%(a)	USD	200	211,912
Nanyang Commercial Bank Ltd., 5.00%(a)		200	200,813
Rizal Commercial Banking Corp., 6.50%(a)		200	207,725
Stichting AK Rabobank Certificaten, 2.19%(k)	EUR	186	296,931
SVB Financial Group, Series C, 4.00%(a)	USD	700	712,460

			2,747,062

Diversified Financial Services(a) — 0.3%
Credit Suisse Group AG
6.25%		200	219,000
7.50%		200	221,868
UniCredit SpA, 7.50%	EUR	200	281,106
Woori Bank, 4.25%	USD	200	207,662

			929,636

Food & Staples Retailing — 0.0%
Casino Guichard Perrachon SA, 3.99%(a)	EUR	100	87,271

Health Care Providers & Services — 0.1%
Korian SA, 4.13%(a)	GBP	100	139,669

Security		Par (000)	Value

Insurance — 0.1%
FWD Ltd., 5.50%(a)	USD	200	$200,938

Internet & Direct Marketing Retail — 0.1%
Rakuten Group, Inc., 4.25%(a)	EUR	200	244,265

Media — 0.0%
SES SA, 2.88%(a)		100	119,417

Oil, Gas & Consumable Fuels — 0.0%
Repsol International Finance BV, 4.25%(a)		100	130,422

Real Estate Management & Development(a) — 0.3%
Aroundtown SA, 3.38%		100	123,170
Heimstaden Bostad AB, 3.00%		125	147,916
NWD Finance BVI Ltd., 4.13%	USD	450	454,950

			726,036

Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63%(a)	EUR	100	118,456

Utilities(a) — 0.3%
Electricite de France SA
3.38%		200	247,525
6.00%	GBP	300	463,544

			711,069

Total Capital Trusts — 2.2%			6,154,241

		Shares

Preferred Stocks — 0.4%(d)

Commercial Services & Supplies — 0.0%
Verscend Intermediate Holding		33	34,881

Insurance — 0.0%
Alliant Holdings, Inc		55	53,899

Interactive Media & Services — 0.4%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $771,512)(p)		7,041	1,194,400

Total Preferred Stocks — 0.4%			1,283,180

Total Preferred Securities — 2.6% (Cost: $6,720,746)			7,437,421

Warrants

Capital Markets — 0.0%
Pico Quantitative Trade Holding LLC(d)		6	21,193

Industrial Conglomerates — 0.0%
World Remit Ltd. (Expires 02/11/31), Series D(d)		1,596	37,009

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares		Value

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (Expires 10/27/24)(e)	20	(n)	$154

Total Warrants — 0.0% (Cost: $ — )			58,356

Total Long-Term Investments — 124.9% (Cost: $343,512,208)			349,009,627

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class , 1.00%(o)(q)	13,363,367		13,363,367

Total Short-Term Securities — 4.8% (Cost: $13,363,367)			13,363,367

Options Purchased — 0.0% (Cost: $323,545)			226,194

Total Investments Before Options Written — 129.7% (Cost: $357,199,120)			362,599,188

Options Written — (0.0)%
(Premiums Received: $(38,839))			(29,434)

Total Investments, Net of Options Written — 129.7% (Cost: $357,160,281)			362,569,754

Liabilities in Excess of Other Assets — (29.7)%			(83,125,826)

Net Assets — 100.0%			$279,443,928

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	Convertible security.
(g)	Zero-coupon bond.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(l)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Amount is less than 500.
(o)	Affiliate of the Fund.
(p)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,194,400, representing 0.4% of its net assets as of period end, and an original cost of $771,512.

(q)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,882,346	$9,481,021	(a)	$—	$—	$—	$13,363,367	13,363,367	$1,398	$—
iShares 0-5 Year High Yield Corporate Bond ETF	6,186,293	—		(6,224,380)	217,260	(179,173)	—	—	52,892	—
iShares JP Morgan USD Emerging Markets Bond ETF	2,141,553	—		—	—	(63,742)	2,077,811	18,476	32,622	—

					$217,260	$(242,915)	$15,441,178		$86,912	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Long Bond	6	09/21/21	$963	$21,057
2-Year U.S. Treasury Note	15	09/30/21	3,305	(5,530)

				15,527

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro Bund	1	09/08/21	$205	$(1,246)
Euro-BOBL	2	09/08/21	318	(263)
10-Year U.S. Treasury Note	74	09/21/21	9,799	(37,239)
10-Year U.S. Ultra Long Treasury Note	10	09/21/21	1,471	(23,112)
Long Gilt	2	09/28/21	354	(3,183)
5-Year U.S. Treasury Note	38	09/30/21	4,689	10,030

				(55,013)

				$(39,486)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	856,023	CHF	770,000	Morgan Stanley & Co. International PLC	07/15/21	$23,523
USD	95,741	EUR	80,000	JPMorgan Chase Bank N.A.	07/15/21	855
USD	59,310	EUR	50,000	Morgan Stanley & Co. International PLC	07/15/21	7
USD	131,418	EUR	110,000	Morgan Stanley & Co. International PLC	07/15/21	950
USD	226,819	EUR	190,000	Morgan Stanley & Co. International PLC	07/15/21	1,465
USD	71,343	EUR	60,000	State Street Bank and Trust Co.	07/15/21	178
USD	121,287	EUR	100,000	State Street Bank and Trust Co.	07/15/21	2,679
USD	155,287	EUR	130,000	State Street Bank and Trust Co.	07/15/21	1,098
USD	21,031,637	EUR	17,360,000	State Street Bank and Trust Co.	07/15/21	441,373
USD	4,215,744	GBP	3,000,000	Deutsche Bank AG	07/15/21	65,679
USD	12,009	SEK	100,000	Morgan Stanley & Co. International PLC	07/15/21	323
USD	701,627	AUD	906,000	State Street Bank and Trust Co.	09/15/21	21,959

						560,089

USD	55,260	GBP	40,000	Morgan Stanley & Co. International PLC	07/15/21	(75)

						$560,014

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Financial Select Sector SPDR Fund	2,047	07/02/21	USD	38.00	USD	7,510	$3,071
Energy Select Sector SPDR Fund	658	07/16/21	USD	56.00	USD	3,545	29,281
SPDR S&P 500 ETF Trust	404	07/16/21	USD	432.00	USD	17,294	69,892
Financial Select Sector SPDR Fund	1,694	07/23/21	USD	37.50	USD	6,215	51,667
Alerian MLP ETF	1,391	07/30/21	USD	40.50	USD	5,065	17,387
Energy Select Sector SPDR Fund	519	08/20/21	USD	58.00	USD	2,796	46,710
Euro STOXX Banks	21	09/17/21	EUR	90.00	EUR	98	8,186

							$226,194

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Energy Select Sector SPDR Fund	658	07/16/21	USD	59.00	USD	3,545	$(6,909)
Alerian MLP ETF	1,391	07/30/21	USD	43.00	USD	5,065	(6,955)
Energy Select Sector SPDR Fund	519	08/20/21	USD	63.00	USD	2,796	(15,570)

							$(29,434)

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.XO.35.V1	5.00%	Quarterly	06/20/26	EUR	750	$(111,853)	$(111,754)	$(99)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(111,754)	$—	$(99)	$ —
Options Written	N/A	N/A	11,888	(2,483)	(29,434)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$31,087	$—	$31,087
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	560,089	—	—	560,089
Options purchased
Investments at value — unaffiliated(b)	—	—	226,194	—	—	—	226,194

	$—	$—	$226,194	$560,089	$31,087	$—	$817,370

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$70,573	$—	$70,573
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	75	—	—	75
Options written
Options written at value	—	—	29,434	—	—	—	29,434
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	99	—	—	—	—	99

	$—	$99	$29,434	$75	$70,573	$—	$100,181

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(35,211)	$—	$250,352	$—	$215,141
Forward foreign currency exchange contracts	—	—	—	(158,588)	—	—	(158,588)
Options purchased(a)	—	(10,237)	294,339	—	(97,666)	—	186,436

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	$—	$5,000	$155,642	$—	$24,068	$—	$184,710
Swaps	—	333,389	—	—	—	—	333,389

	$—	$328,152	$414,770	$(158,588)	$176,754	$—	$761,088

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(23,113)	$—	$(23,113)
Forward foreign currency exchange contracts	—	—	—	758,207	—	—	758,207
Options purchased(b)	—	—	(17,907)	—	—	—	(17,907)
Options written	—	—	20,417	—	—	—	20,417
Swaps	—	(293,588)	—	—	—	—	(293,588)

	$—	$(293,588)	$2,510	$758,207	$(23,113)	$—	$444,016

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,959,731
Average notional value of contracts — short	$18,408,770
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$27,185,027
Average amounts sold — in USD	$407,166
Options
Average value of option contracts purchased	$253,985
Average value of option contracts written	$30,060
Average notional value of swaption contracts purchased	$1,636,500
Average notional value of swaption contracts written	$1,636,500
Credit default swaps
Average notional value — buy protection	$444,656
Average notional value — sell protection	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$3,164		$16,904
Forward foreign currency exchange contracts	560,089		75
Options	226,194	(a)	29,434
Swaps — centrally cleared	1,532		—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	790,979		46,413

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(230,890)		(46,338)

Total derivative assets and liabilities subject to an MNA	$560,089		$75

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Deutsche Bank AG	$65,679	$—		$—	$—	$65,679
JPMorgan Chase Bank N.A.	855	—		—	—	855
Morgan Stanley & Co. International PLC	26,268	(75)		—	—	26,193
State Street Bank and Trust Co.	467,287	—		—	—	467,287

	$560,089	$(75)		$—	$—	$560,014

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$75	$(75)		$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$22,617,431	$2,003,900	$24,621,331
Common Stocks
Banks	—	252,633	—	252,633
Capital Markets	—	146,535	—	146,535
Construction & Engineering	1,057	—	—	1,057
Diversified Telecommunication Services	—	42,095	—	42,095
Media	—	71,123	—	71,123
Oil, Gas & Consumable Fuels	1,236	—	—	1,236
Specialty Retail	—	9,724	—	9,724
Corporate Bonds
Aerospace & Defense	279,127	1,568,164	—	1,847,291
Airlines	451,586	4,114,191	—	4,565,777
Auto Components	—	1,223,848	—	1,223,848
Automobiles	—	1,909,495	—	1,909,495
Banks	222,210	7,539,549	3,632	7,765,391
Beverages	—	1,375,706	—	1,375,706
Biotechnology	—	313,874	—	313,874
Building Materials	—	791,946	—	791,946
Building Products	—	578,111	—	578,111
Capital Markets	198,800	1,474,354	—	1,673,154
Chemicals	—	1,894,857	—	1,894,857
Commercial Services & Supplies	—	1,290,487	—	1,290,487
Communications Equipment	—	645,790	—	645,790
Construction & Engineering	—	77,710	—	77,710
Construction Materials	—	811,439	—	811,439
Consumer Discretionary	—	1,641,270	—	1,641,270

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Consumer Finance	$119,729	$1,799,085	$—	$1,918,814
Containers & Packaging	—	176,428	—	176,428
Diversified Consumer Services	—	2,394,232	—	2,394,232
Diversified Financial Services	—	4,833,915	—	4,833,915
Diversified Telecommunication Services	—	3,790,169	—	3,790,169
Electric Utilities	—	1,061,269	—	1,061,269
Electrical Equipment	—	162,585	—	162,585
Electronic Equipment, Instruments & Components	—	180,536	—	180,536
Energy Equipment & Services	—	781,937	—	781,937
Environmental, Maintenance, & Security Service	—	457,411	—	457,411
Equity Real Estate Investment Trusts (REITs)	—	717,959	—	717,959
Food & Staples Retailing	—	1,663,734	—	1,663,734
Food Products	201,400	680,626	—	882,026
Gas Utilities	—	41,013	—	41,013
Health Care Equipment & Supplies	—	470,759	—	470,759
Health Care Providers & Services	—	2,208,642	—	2,208,642
Health Care Technology	—	604,322	—	604,322
Healthcare	—	19,726	—	19,726
Hotels, Restaurants & Leisure	81,834	7,229,039	—	7,310,873
Household Durables	—	1,456,560	—	1,456,560
Household Products	—	37,555	—	37,555
Independent Power and Renewable Electricity Producers	—	2,262,624	—	2,262,624
Insurance	—	2,132,402	—	2,132,402
Interactive Media & Services	—	946,165	—	946,165
Internet & Direct Marketing Retail	—	219,850	—	219,850
Internet Software & Services	—	664,250	—	664,250
IT Services	—	1,807,233	—	1,807,233
Leisure Products	—	93,415	—	93,415
Machinery	—	1,204,997	—	1,204,997
Media	—	8,537,030	—	8,537,030
Metals & Mining	194,660	4,636,458	—	4,831,118
Mortgage Real Estate Investment Trusts (REITs)	—	30,569	—	30,569
Multi-line Retail	425,048	492,748	—	917,796
Multi-Utilities	—	203,250	—	203,250
Oil, Gas & Consumable Fuels	999,081	11,943,959	—	12,943,040
Personal Products	—	420,643	—	420,643
Pharmaceuticals	414,400	2,961,001	—	3,375,401
Producer Durables: Miscellaneous	—	687,638	—	687,638
Real Estate Management & Development	214,900	29,944,762	—	30,159,662
Road & Rail	—	915,369	—	915,369
Semiconductors & Semiconductor Equipment	319,705	982,438	—	1,302,143
Software	—	1,590,922	—	1,590,922
Specialty Retail	—	894,216	—	894,216
Technology Hardware, Storage & Peripherals	—	207,975	—	207,975
Textiles, Apparel & Luxury Goods	315,268	74,618	2,029,656	2,419,542
Thrifts & Mortgage Finance	—	506,216	—	506,216
Tobacco	—	106,342	—	106,342
Transportation	—	444,020	—	444,020
Transportation Infrastructure	—	109,188	—	109,188
Utilities	—	1,314,507	—	1,314,507
Wireless Telecommunication Services	—	1,917,108	—	1,917,108
Floating Rate Loan Interests	—	76,850,095	88,793,563	165,643,658
Foreign Agency Obligations	—	3,538,564	—	3,538,564
Investment Companies	4,444,652	—	—	4,444,652
Preferred Securities
Capital Trusts	—	6,154,241	—	6,154,241
Preferred Stocks	—	—	1,283,180	1,283,180
Warrants	154	—	58,202	58,356
Short-Term Securities
Money Market Funds	13,363,367	—	—	13,363,367

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End (continued) (continued)

	Level 1	Level 2	Level 3	Total
Options Purchased
Equity Contracts	$226,194	$—	$—	$226,194
Unfunded Floating Rate Loan Interests(a)	—	12	45,283	45,295
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(117)	(78,779)	(78,896)

	$22,474,408	$245,952,542	$94,138,637	$362,565,587

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$560,089	$—	$560,089
Interest Rate Contracts	31,087	—	—	31,087
Liabilities
Credit Contracts	—	(99)	—	(99)
Equity Contracts	(29,434)	—	—	(29,434)
Foreign Currency Exchange Contracts	—	(75)	—	(75)
Interest Rate Contracts	(70,573)	—	—	(70,573)

	$(68,920)	$559,915	$—	$490,995

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $54,250,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of December 31, 2020	$—	$2,123,909	$35,016,702	$(25,950)	$825,631	$14,100	$37,954,392
Transfers into Level 3(a)	—	—	4,712,881	553	—	—	4,713,434
Transfers out of Level 3(b)	—	—	(2,165,418)	156	—	—	(2,165,262)
Accrued discounts/premiums	—	5,279	91,085	—	—	—	96,364
Net realized gain (loss)	—	—	151,435	—	—	—	151,435
Net change in unrealized appreciation (depreciation)(c)(d)	3,800	(99,203)	580,428	(8,255)	425,209	44,102	946,081
Purchases	2,000,100	3,303	56,447,540	—	32,340	—	58,483,283
Sales	—	—	(6,041,090)	—	—	—	(60,41,090)

Closing balance, as of June 30, 2021	$2,003,900	$2,033,288	$88,793,563	$(33,496)	$1,283,180	$58,202	$94,138,637

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(c)	$3,800	$(99,203)	$673,888	$(7,381)	$425,209	$44,102	$1,040,415

(a)

As of December 31, 2020, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2021, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Credit Strategies Fund

with values based upon unadjusted third party pricing information in the amount of $21,210,691. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Corporate Bonds	$2,029,656	Income	Discount Rate	8%		—
Floating Rate Loan Interests	69,556,908	Income	Discount Rate	5% - 13%		9%
		Market	Recent Transactions	—		—
Preferred Stocks(b)	1,283,180	Income	Discount Rate	11% - 28%		27%
		Market	Revenue Multiple	7.47x		—
Warrants	58,202	Income	Discount Rate	7% - 13%		12%

	$72,927,946

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $1,194,400 changed to Hybrid. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Statement of Assets and Liabilities (unaudited) June 30, 2021

BlackRock Credit Strategies Fund

ASSETS
Investments, at value — unaffiliated(a)	$347,158,010
Investments, at value — affiliated(b)	15,441,178
Cash pledged:
Collateral — exchange-traded options written	2,080,000
Futures contracts	170,000
Centrally cleared swaps	35,000
Foreign currency, at value(c)	1,489,040
Receivables:
Investments sold	1,139,754
Options written	103,529
Capital shares sold	1,127,197
Dividends — unaffiliated	1,164
Dividends — affiliated	74
Interest — unaffiliated	3,549,664
Variation margin on futures contracts	3,164
Variation margin on centrally cleared swaps	1,532
Unrealized appreciation on:
Forward foreign currency exchange contracts	560,089
Unfunded floating rate loan interests	45,295

Total assets	372,904,690

LIABILITIES
Bank overdraft	269,573
Options written, at value(d)	29,434
Payables:
Investments purchased	35,267,966
Bank borrowings	54,250,000
Capital shares redeemed	392,170
Income dividend distributions	916,794
Interest expense	1,083,660
Investment advisory fees	262,375
Options written	178,057
Other accrued expenses	665,040
Service and distribution fees	49,818
Variation margin on futures contracts	16,904
Unrealized depreciation on:
Forward foreign currency exchange contracts	75
Unfunded floating rate loan interests	78,896

Total liabilities	93,460,762

NET ASSETS	$279,443,928

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$269,593,069
Accumulated earnings	9,850,859

NET ASSETS	$279,443,928

(a) Investments, at cost — unaffiliated	$341,837,547
(b) Investments, at cost — affiliated	$15,361,573
(c) Foreign currency, at cost	$1,513,484
(d) Premiums received	$38,839
(e) Shares outstanding	26,578,998
(f) Shares authorized	Unlimited
(g) Par value	$0.001

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued) June 30, 2021

BlackRock Credit Strategies Fund

NET ASSET VALUE
Institutional
Net assets	$191,525,651

Shares outstanding	18,217,376

Net asset value	$10.51

Shares authorized	Unlimited

Par value	$0.001

Class A
Net assets	$87,918,277

Shares outstanding	8,361,622

Net asset value	$10.51

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statement of Operations (unaudited)

Six Months Ended June 30, 2021

BlackRock Credit Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$19,273
Dividends — affiliated	86,912
Interest — unaffiliated	7,789,988
Other income — unaffiliated	294,338
Foreign taxes withheld	(2,412)

Total investment income	8,188,099

EXPENSES
Investment advisory	1,311,663
Service and distribution — class specific	240,311
Professional	215,408
Trustees and Officer	44,813
Custodian	40,399
Registration	24,578
Accounting services	20,095
Transfer agent — class specific	13,534
Offering	13,441
Printing and postage	9,471
Miscellaneous	25,376

Total expenses excluding interest expense	1,959,089
Interest expense	774,059

Total expenses	2,733,148
Less:
Fees waived and/or reimbursed by the Manager	(28,374)

Total expenses after fees waived and/or reimbursed	2,704,774

Net investment income	5,483,325

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated.	3,837,607
Investments — affiliated	217,260
Forward foreign currency exchange contracts	(158,588)
Foreign currency transactions	62,868
Futures contracts	215,141
Options written	184,710
Swaps	333,389

4,692,387

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,494,715)
Investments — affiliated	(242,915)
Forward foreign currency exchange contracts	758,207
Foreign currency translations	(32,412)
Futures contracts	(23,113)
Options written	20,417
Swaps	(293,588)
Unfunded floating rate loan interests	(8,194)

(2,316,313)

Net realized and unrealized gain	2,376,074

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,859,399

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Credit Strategies Fund
	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,483,325	$6,620,080
Net realized gain	4,692,387	949,624
Net change in unrealized appreciation (depreciation)	(2,316,313)	5,327,700

Net increase in net assets resulting from operations	7,859,399	12,897,404

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(4,418,159)	(6,923,319)
Class A	(1,618,281)	(976,009)

Decrease in net assets resulting from distributions to shareholders	(6,036,440)	(7,899,328)

CAPITAL SHARE TRANSACTIONS
Shares sold and issued	101,621,413	64,206,071
Reinvestment of distributions	1,809,620	1,218,790
Redemption of shares resulting from repurchase offers	(891,422)	(1,137,732)

Net increase in net assets derived from capital share transactions	102,539,611	64,287,129

NET ASSETS
Total increase in net assets	104,362,570	69,285,205
Beginning of period	175,081,358	105,796,153

End of period	$279,443,928	$175,081,358

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statement of Cash Flows (unaudited) Six Months Ended June 30, 2021

BlackRock Credit Strategies Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,859,399
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities
Proceeds from sales of long-term investments	98,544,196
Purchases of long-term investments	(201,564,355)
Net purchases of short-term securities	(12,593,731)
Amortization of premium and accretion of discount on investments and other fees	(288,714)
Premiums paid on closing options written	(387,903)
Premiums received from options written	678,509
Net realized gain on investments and options written	(4,220,301)
Net unrealized depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	1,967,200
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	101
Dividends — unaffiliated	(1,003)
Interest — unaffiliated	(1,100,024)
Variation margin on futures contracts	3,444
Variation margin on centrally cleared swaps	13,516
Deferred offering costs	13,442
Increase (Decrease) in Liabilities
Payables
Interest expense	25,182
Investment advisory fees	91,052
Trustees’ and Officer’s fees	(158)
Other accrued expenses	121,581
Service and distribution fees	23,178
Variation margin on futures contracts	5,528

Net cash used for operating activities	(110,809,861)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(3,987,360)
Payments for bank borrowings	(16,000,000)
Net payments on redemption of capital shares	(795,449)
Proceeds from bank borrowings	30,750,000
Increase in bank overdraft	269,573
Proceeds from issuance of capital shares	100,794,482

Net cash provided by financing activities	111,031,246

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(23,269)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	198,116
Restricted and unrestricted cash and foreign currency at beginning of period	3,575,924

Restricted and unrestricted cash and foreign currency at end of period	$3,774,040

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$748,877

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$1,809,620

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Cash Flows (unaudited) (continued) Six Months Ended June 30, 2021

BlackRock Credit Strategies Fund

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged
Collateral — exchange-traded options written	$2,080,000
Futures contracts	170,000
Centrally cleared swaps	35,000
Foreign currency at value	1,489,040

$3,774,040

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Financial Highlights (For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund
	Institutional
	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Period from 02/28/19 to 12/31/19	(a)

Net asset value, beginning of period	$10.41		$10.24	$10.00

Net investment income(b)	0.27		0.53	0.38
Net realized and unrealized gain	0.13		0.25	0.35

Net increase from investment operations	0.40		0.78	0.73

Distributions(c)
From net investment income	(0.30)		(0.49)	(0.45)
From net realized gain	—		(0.12)	(0.04)

Total distributions	(0.30)		(0.61)	(0.49)

Net asset value, end of period	$10.51		$10.41	$10.24

Total Return(d)
Based on net asset value	3.91	%(e)	8.09%	7.41	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.29	%(g)	2.90%	3.44	%(g)(h)

Total expenses after fees waived and/or reimbursed	2.26	%(g)	2.59%	1.84	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.55	%(g)	1.66%	1.47	%(g)

Net investment income	5.24	%(g)	5.40%	4.45	%(g)

Supplemental Data
Net assets, end of period (000)	$191,526		$128,769	$105,796

Borrowings outstanding, end of period (000)	$54,250		$39,500	$16,000

Asset coverage, end of period per $1,000 of bank borrowings	$6,151		$5,432	$7,612

Portfolio turnover rate	36%		77%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20	Period from 02/28/19 to 12/31/19	(a)
Investments in underlying funds	0.02%	0.02%	0.04%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.62%.

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund (continued)
	Class A
	Six Months Ended 06/30/21 (unaudited)	Period from 04/01/20 to 12/31/20 (a)

Net asset value, beginning of period	$10.42	$8.48

Net investment income(b)	0.23	0.33
Net realized and unrealized gain (loss)	0.12	2.03

Net increase from investment operations	0.35	2.36

Distributions(c)
From net investment income	(0.26)	(0.30)
From net realized gain	—	(0.12)

Total distributions	(0.26)	(0.42)

Net asset value, end of period	$10.51	$10.42

Total Return(d)(e)
Based on net asset value	3.44%	28.09%

Ratios to Average Net Assets(f)(g)
Total expenses	3.01%	3.35%

Total expenses after fees waived and/or reimbursed	2.99%	3.25%

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.28%	2.38%

Net investment income	4.49%	4.45%

Supplemental Data
Net assets, end of period (000)	$87,918	$46,313

Borrowings outstanding, end of period (000)	$54,250	$39,500

Asset coverage, end of period per $1,000 of bank borrowings	$6,151	$5,432

Portfolio turnover rate	36%	77%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Aggregate total return.
(e)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)	Period from 04/01/20 to 12/31/20	(a)

Investments in underlying funds	0.02%	0.02%

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Credit Strategies Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a non-diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund determines and makes available for publication the NAV of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund, but may range from 0.00% to 3.50%.

The Fund offers two classes of shares designated as Institutional Shares and Class A Shares. Both classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class A Shares bear expenses related to the shareholder servicing and distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (unaudited) (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (unaudited) (continued)

debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations,

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock Credit Strategies Fund	2 10 HBW	$105,332	$105,332	$104,732	$(600)
	Acquia, Inc.	31,544	31,087	31,544	457
	Appriss Health LLC	94,478	94,479	92,778	(1,701)
	ARAS Corp.	201,805	201,805	198,980	(2,825)
	ARAS Corp. REVOLVER	151,354	151,354	149,235	(2,119)
	Arrow Purchaser, Inc.	102,339	100,864	101,725	861
	BackOffice Associates LLC	288,062	288,062	281,149	(6,913)
	Bullhorn, Inc.	133,960	131,951	132,192	241
	Cirrus Holdings USA LLC	210,811	206,787	213,130	6,343
	Coolsys, Inc.	17,641	17,595	17,486	(109)
	ESO Solutions, Inc.	303,681	303,681	300,644	(3,037)
	Foundation Software	69,807	68,296	69,807	1,511
	GC Waves Holdings, Inc.	892,057	892,057	892,057	—
	Higginbotham Insurance Agency, Inc.	549,133	549,133	552,428	3,295
	Kellermeyer Bergensons Services LLC	89,250	89,250	87,286	(1,964)
	LBM Acquisition LLC	1,549	1,545	1,537	(8)
	Metronet Systems Holdings LLC	4,966	4,953	4,962	9
	MetroNet Systems Holdings LLC	1,434,667	1,434,667	1,410,852	(23,815)
	MSM Acquisitions, Inc.	35,750	35,750	35,750	—
	Peter C. Foy Associates & Insurance Service	1,287,326	1,287,326	1,275,740	(11,586)
	Pluralsight, Inc.	191,155	191,155	190,582	(573)
	Porcelain Acquisition Corp.	466,206	466,206	459,679	(6,527)
	Precision Medicine Group LLC	11,074	11,029	11,032	3
	Pueblo Mechanica	452,586	452,586	452,586	—
	Pueblo Mechanical & Controls, Inc.	905,172	905,172	905,172	—
	Raptor Acquisition, Inc.	184,668	181,127	183,560	2,433
	Razor Group GmbH	1,790,621	1,807,740	1,790,621	(17,119)
	RSC Acquisition, Inc.	494,893	481,809	492,419	10,610
	Sonny’s Enterprises, Inc.	252,812	248,612	252,053	3,441
	Sunland Asphalt & Construction LLC	40,943	40,198	40,738	540
	Therma Intermediate LLC	2,910	2,910	2,910	—
	Thrasio LLC	577,309	577,309	588,855	11,546
	Villa Bidco, Inc	48,820	47,999	48,820	821
	Villa Bidco, Inc.	811,498	811,498	811,498	—
	Vulcan Acquisition, Inc.	186,584	183,027	186,211	3,184

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 1.00% of the average daily value of the Fund’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into sub-advisory agreements with BlackRock Capital Investment Advisors, LLC (“BCIA”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BCIA, BIL and BRS for services they provide for that portion of the Fund for which BCIA, BIL and BRS, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees:The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75%. 0.25% of such fee is a shareholder service fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2021, the class specific service and distribution fees borne directly by Class A Shares was $240,311.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2021, the Fund did not pay any amounts to affiliates in return for these services.

For the six months ended June 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Class A	Total
Transfer agent fees — class specific	$11,180	$2,354	$13,534

Other Fees: For the six months ended June 30, 2021, affiliates received CDSCs of $4,937 for Class A Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2021, the amount waived was $3,039.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2021, the Manager waived $25,335 in investment advisory fees pursuant to these arrangements.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets. This expense limitation excludes the investment advisory fee, service and distribution fees, interest expense, portfolio transaction and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023. For the six months ended June 30, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 1, 2026, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of June 30, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	December 31, 2021	December 31, 2022	December 31, 2023
BlackRock Credit Strategies Fund
Fund Level	$1,477,333	$306,794	$—
Institutional	2,018	3,197	—
Class A	—	326	—

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2021, purchases and sales of investments, excluding short-term investments, were $229,412,919 and $97,120,077, respectively.

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Credit Strategies Fund	$357,329,245	$9,006,973	$(3,207,196)	$5,799,777

9.	BANK BORROWINGS

The Fund has entered into a credit agreement with Société Générale (the “Lender”) that established a revolving credit facility with an initial commitment of up to $150 million (the “Facility”). The Facility may be increased to a maximum of $450 million. The Facility has an initial three-year term, which may be extended with the payment of an extension fee. The Facility has the following terms: an agreed upon interest rate on amounts borrowed, a commitment fee on unused commitment amounts and an upfront fee paid to the Lender. The Fund’s borrowings, if any, are secured by eligible securities held in its portfolio of investments.

During the period, the Fund paid the commitment fee based on the daily unused portion of the Facility. The fees associated with the agreement are included in the Statement of Operations as interest expense and fees, if any. Advances to the Fund as of period end, if any, are shown in the Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value. For the six months ended June 30, 2021, the average amount of bank borrowings and the daily weighted average interest rates for loans under the revolving credit agreements was $44,889,503 and 2.66% respectively.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (unaudited) (continued)

conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001.

For the periods shown, shares issued and outstanding increased by the following amounts:

	Six Months Ended 06/30/21		Year Ended 12/31/20
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Credit Strategies Fund
Institutional
Shares sold	5,853,387	$61,456,886	2,105,011	$20,847,622
Shares issued from dividend reinvestment	41,981	440,526	39,634	396,472
Shares redeemed in repurchase offers	(44,712)	(470,312)	(112,850)	(1,137,732)

	5,850,656	$61,427,100	2,031,795	$20,106,362

Class A(a)
Shares sold	3,824,861	$40,164,527	4,365,941	$43,358,449
Shares issued from dividend reinvestment	130,495	1,369,094	80,383	822,318
Shares redeemed in repurchase offers	(40,058)	(421,110)	—	—

	3,915,298	$41,112,511	4,446,324	$44,180,767

	9,765,954	$102,539,611	6,478,119	$64,287,129

(a)	The share class commenced operations on April 1, 2020.

The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate 3 month intervals. Repurchase offer results for the six months ended June 30, 2021 were as follows:

	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	January 8, 2021	February 8, 2021	2,667	0.02%	2,667	0.02%	$10.50	$28,004
Class A	January 8, 2021	February 8, 2021	37,478	0.77	37,478	0.77%	10.51	393,898
Institutional	April 9, 2021	May 10, 2021	41,811	0.26	41,811	0.26	10.52	439,849
Class A	April 9, 2021	May 10, 2021	2,552	0.04	2,552	0.04	10.52	26,850

(a)	Date the repurchase offer period began.

The amount of the repurchase offers is shown as redemptions of shares resulting from repurchase offers in the Statement of Changes in Net Assets.

As of June 30, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Class A	Total
BlackRock Credit Strategies Fund	9,800,000	58,962	9,858,962

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund commenced a quarterly share repurchase on July 9, 2021. The expiration date of the repurchase offer is August 20, 2021, unless otherwise extended.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Credit Strategies Fund (the “Fund”) met on May 4, 2021 (the “May Meeting”) and June 9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and the Fund, (2) the Manager, BlackRock (Singapore) Limited (“BRS”) and the Fund and (3) the Manager, BlackRock Capital Investment Advisors, LLC (“BCIA” and together with BIL and BRS, the “Sub-Advisors”) and the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process:

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements on an annual basis. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. While the Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement   (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for the one-year and since-inception periods reported, the Fund outperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	61

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to the Fund. The Board noted that the Fund’s contractual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the supplemental peer group.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2022, and the Sub-Advisory Agreements among the Manager, the Sub-Advisors, and the Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

62	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	63

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022

Sub-Adviser BlackRock Capital Investment Advisors, LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviation

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GMTN	Global Medium-Term Note

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	65

Want to know more?

blackrock.com | 877-275-1255

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CRST-06/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable due to no applicable purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Strategies Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: September 2, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Credit Strategies Fund

Date: September 2, 2021